FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2021, 2020 and 2019

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, of changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2021, including the related notes and schedules of supplementary insurance information and reinsurance for each of the three years in the period ended December 31, 2021 and summary of investments—other than investments in related parties as of December 31, 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, F: (312) 298 2001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 14, 2022

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2021	2020

Admitted assets
Cash, cash equivalents and short-term investments	$2,126	$1,832
Bonds	49,942	50,444
Preferred stocks	120	105
Common stocks	3,527	3,556
Mortgage loans on real estate	9,153	9,015
Real estate	52	56
Policy loans	1,986	2,037
Securities lending reinvested collateral assets	2,073	2,115
Derivatives	1,760	2,973
Other invested assets	3,054	3,222

Total cash and invested assets	73,793	75,355

Accrued investment income	694	697
Premiums deferred and uncollected	181	240
Net deferred income tax asset	825	812
Other assets	1,211	1,344
Separate account assets	126,088	121,820

Total admitted assets	$202,792	$200,268

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$51,983	$50,966
Policy and contract claim reserves	1,177	1,257
Liability for deposit-type contracts	824	946
Other policyholders’ funds	38	32
Transfers from separate accounts due or accrued	(658)	(823)
Funds held under reinsurance treaties	3,043	3,889
Asset valuation reserve	1,250	1,198
Interest maintenance reserve	1,382	1,389
Derivatives	2,360	3,493
Payable for collateral under securities loaned and other transactions	2,312	2,755
Borrowed money	3,870	3,486
Variable annuity reserve hedge offset deferral	250	145
Other liabilities	1,596	1,605
Separate account liabilities	126,088	121,820

Total liabilities	195,515	192,158

Total capital and surplus	7,277	8,110

Total liabilities and capital and surplus	$202,792	$200,268

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Revenues
Premiums and other considerations	$14,482	$16,723	$15,708
Net investment income	3,191	3,361	2,765
Commissions and expense allowances on reinsurance ceded	187	661	470
Reserve adjustment on reinsurance ceded	(260)	(273)	(128)
Consideration received on reinsurance recapture and novations	963	2,958	15
Fee revenue and other income	2,259	2,096	2,150

Total revenue	20,822	25,526	20,980

Benefits and expenses
Death benefits	2,928	2,863	2,358
Annuity benefits	1,798	1,528	1,492
Accident and health benefits	945	1,120	1,112
Surrender benefits	18,145	15,352	16,301
Other benefits	292	234	230
Net increase (decrease) in reserves	942	4,985	(1,329)
Commissions	1,375	1,435	1,481
Net transfers to (from) separate accounts	(8,881)	(4,850)	(5,130)
IMR adjustment due to reinsurance	(43)	—	—
General insurance expenses and other	1,418	1,780	1,254

Total benefits and expenses	18,919	24,447	17,769

Gain (loss) from operations before dividends and federal income taxes	1,903	1,079	3,211

Dividends to policyholders	10	10	10

Gain (loss) from operations before federal income taxes	1,893	1,069	3,201
Federal income tax (benefit) expense	(185)	(109)	(39)

Net gain (loss) from operations	2,078	1,178	3,240
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,924)	113	469

Net income (loss)	$154	$1,291	$3,709

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at January 1, 2019	$7	$(58)	$310	$4,163	$232	$4,231	$8,885
Net income (loss)	—	—	—	—	—	3,709	3,709
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(37)	(239)	(276)
Change in net deferred income tax asset	—	—	—	—	—	(160)	(160)
Change in nonadmitted assets	—	—	—	—	—	124	124
Change in reserve on account of change valuation basis	—	—	—	—	—	(1,218)	(1,218)
Change in asset valuation reserve	—	—	—	—	—	(252)	(252)
Change in surplus as a result of reinsurance	—	—	—	—	—	(143)	(143)
Change in surplus notes	—	—	(250)	—	—	—	(250)
Change in treasury stock	—	58	—	—	—	—	58
Change in letter of credit	—	—	—	—	—	(160)	(160)
Dividends to stockholders	—	—	—	—	—	(733)	(733)
Return of capital	—	—	—	(308)	—	—	(308)
Other changes - net	—	—	—	2	2	71	75

Balance at December 31, 2019	$7	$—	$60	$3,857	$197	$5,230	$9,351
Net income (loss)	—	—	—	—	—	1,291	1,291
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(342)	216	(126)
Change in net deferred income tax asset	—	—	—	—	—	(126)	(126)
Change in nonadmitted assets	—	—	—	—	—	201	201
Change in reserve on account of change valuation basis	—	—	—	—	—	14	14
Change in asset valuation reserve	—	—	—	—	—	69	69
Change in surplus as a result of reinsurance	—	—	—	—	—	(51)	(51)
Change in surplus notes	—	—	(60)	—	—	—	(60)
Change in letter of credit	—	—	—	—	—	(1,870)	(1,870)
Capital contribution	—	—	—	700	—	—	700
Dividends to stockholders	—	—	—	—	—	(1,200)	(1,200)
Other changes - net	—	—	—	5	—	(88)	(83)

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2020	$7	$—	$—	$4,562	$(145)	$3,686	$8,110
Net income (loss)	—	—	—	—	—	154	154
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	(105)	555	450
Change in net deferred income tax asset	—	—	—	—	—	123	123
Change in nonadmitted assets	—	—	—	—	—	(73)	(73)
Change in reserve on account of change valuation basis	—	—	—	—	—	(60)	(60)
Cumulative effect of changes in accounting principle	—	—	—	—	—	(15)	(15)
Change in asset valuation reserve	—	—	—	—	—	(52)	(52)
Change in surplus as a result of reinsurance	—	—	—	—	—	(256)	(256)
Dividends to stockholders	—	—	—	—	—	(761)	(761)
Distribution of affiliate stock	—	—	—	—	—	(339)	(339)
Other changes - net	—	—	—	3	—	(7)	(4)

Balance at December 31, 2021	$7	$—	$—	$4,565	$(250)	$2,955	$7,277

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2021	2020	2019

Operating activities
Premiums and annuity considerations	$15,975	$16,785	$15,551
Net investment income	3,105	2,758	2,931
Other income	2,025	2,311	2,379
Benefit and loss related payments	(24,040)	(20,629)	(21,328)
Net transfers from separate accounts	9,042	4,958	5,282
Commissions and operating expenses	(2,799)	(3,002)	(2,842)
Dividends paid to policyholders	(6)	(7)	(7)
Federal income taxes (paid) received	148	37	(166)

Net cash provided by (used in) operating activities	3,450	3,211	1,800

Investing activities
Proceeds from investments sold, matured or repaid	$12,231	$12,107	$19,902
Costs of investments acquired	(14,040)	(16,438)	(18,351)
Net change in policy loans	51	25	15

Net cash provided by (used in) investing activities	$(1,758)	$(4,306)	$1,566

Financing and miscellaneous activities
Repayment of surplus notes	$—	$(60)	$(250)
Capital and paid in surplus received (returned)	2	705	(248)
Dividends to stockholders	(761)	(1,200)	(725)
Net deposits (withdrawals) on deposit-type contracts	(143)	(34)	(667)
Net change in borrowed money	385	783	(1,621)
Net change in funds held under reinsurance treaties	74	(105)	261
Net change in payable for collateral under securities lending and other transactions	(443)	65	(1,084)
Other cash (applied) provided	(512)	331	162

Net cash provided by (used in) financing and miscellaneous activities	(1,398)	485	(4,172)

Net increase (decrease) in cash, cash equivalents and short-term investments	294	(610)	(806)

Cash, cash equivalents and short-term investments:
Beginning of year	1,832	2,442	3,248

End of year	$2,126	$1,832	$2,442

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2021	2020	2019

Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Assets transfer in for amended reinsurance treaty	$47	$—	$—
Distribution of affiliate stock	(339)	—	—
Release of funds withheld related to affiliated reinsurance recaptures	963	500	—
Receipt (transfer) of assets related to nonaffiliated reinsurance	(1,527)	310	—
Transfer of bonds, mortgage loans and interest related to affiliated reinsurance recapture	—	2,121	—
Increase of funds withheld related to affiliated reinsurance agreement	—	(76)	—
Stock cancellations	—	—	58
Non-cash dividend received from subsidiary	—	—	11
Other	—	—	(9)

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021

1.   Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2020, the Company completed mergers with Transamerica Premier Life Insurance Company (TPLIC), an Iowa-domiciled affiliate and MLIC Re I, Inc. (MLIC Re), a Vermont-domiciled subsidiary. On December 31, 2020, the Company completed a merger with Pine Falls Re, Inc. (PFRe), a Vermont-domiciled subsidiary.

The mergers were accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the mergers were combined and the recorded assets, liabilities and surplus of TPLIC, MLIC Re and PFRe on a US statutory basis were carried forward to the merged company. The common capital stock of TPLIC, MLIC Re and PFRe was deemed cancelled by operation of law under the Plans of Merger. Each share of the Company’s capital stock issued and outstanding immediately before the mergers continues to represent one share of the capital stock. The business the Company previously assumed from TPLIC and the business previously ceded from the Company to TPLIC, MLIC Re and PFRe is no longer reflected as assumed and ceded risks in the restated merged financials.

Nature of Business

The Company sells individual life insurance, including index universal life, whole life, term life, and final expense life. It also sells variable annuities. In addition, the Company offers supplemental health insurance group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

2.   Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2021	2020	2019

Net income, State of Iowa basis	XXX	XXX	XXX	$154	$1,291	$3,709
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income, NAIC SAP	XXX	XXX	XXX	$154	$1,291	$3,709

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$7,277	$8,110	$9,351
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

State permitted practices that are an increase(decrease) from NAIC SAP:
Letter of credit	4	Balance Sheet	Letter of credit	—	—	(1,870)

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$7,277	$8,110	$7,481

The IID issued a no objection letter in the prior year for the Company to present historical permitted practices that differ from that found in the NAIC SAP related to the admission of letters of credit as admitted assets and as an element of capital surplus. Prior to merging with the Company, MLIC Re and PFRe, with the explicit permission of the Deputy Commissioner of the Captive Insurance Division of the Vermont Department of Financial Regulation, included as admitted assets the value of letters of credit serving as collateral for reinsurance credit taken by affiliates in connection with reinsurance agreements. These historical permitted practices were included on a merged entity basis for periods prior to the effective date of the mergers. The letters of credit were for the benefit of the Company and TPLIC. The permitted practice terminated upon the merger of MLIC Re and PFRe into the Company and had no impact at December 31, 2020.

The Company elected early adoption of SSAP No. 108, Derivatives Hedging Variable Annuities Guarantees effective July 1, 2019. The early adoption allowed for transition from and release of a similar permitted practice in place with the IID since October 1, 2016 (the Permitted Practice). The Company received approval from the IID on September 4, 2019.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26R, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security or the entity will likely not be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3), are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6), are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value, the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

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reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

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investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

In 2019, the NAIC revised the AVR Factors (basic contribution, reserve objective and maximum reserve) to be consistent with the risk-based capital (RBC) after-tax factors, which were amended in 2018 as a result of federal tax reform. The AVR factor changes are effective for year-end 2019. As of December 31, 2019, the factor changes decreased capital and surplus by $183. The changes were recorded to the Change in Asset Valuation Reserve line of the Statements of Changes in Capital and Surplus.

Derivative Instruments

Overview: The Company uses various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds equal to the fair value of the contract are exchanged. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

products. Options are marked to fair value in the balance sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Offsetting of Assets and Liabilities

Financial assets and liabilities are offset in the balance sheets when the Company has a legally enforceable right to offset and has the intention to settle the asset and liability on a net basis.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable and general agents pension fund.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, reinsurance payable, remittances, unearned investment income and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Certain other non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of the contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. Non-indexed guaranteed separate account assets and liabilities are carried at fair value. These guarantees are included in the general account due to the nature of the guaranteed return.

Assets held in trust for purchases of variable life, variable universal life, variable annuity, and modified guaranteed annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the statements of operations as a component of net transfers from separate accounts.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51R, Life Contracts, and No. 54R, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in subsidiaries, controlled and affiliated companies (SCA) are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Error

The Company’s policy is to disclose recent accounting pronouncements, adopted, with a current year effective date, that have been classified by the NAIC as a substantive change, as well as items classified by the NAIC as nonsubstantive changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 32, Preferred Stock, and the corresponding Issue Paper No. 164, Preferred Stock, to update the definitions, measurement and impairment guidance for redeemable vs. perpetual preferred stock and mandatory convertible holdings. With the adoption of SSAP No. 32R, all perpetual preferred stock is to be valued at fair value, not to exceed any currently effective call price. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2021, the NAIC adopted revisions to SSAP No. 106, Affordable Care Act Section 9010 Assessment, which supersede SSAP No. 106 and nullify Interpretation (INT) 18-02: ACA Section 9010 Assessment Moratoriums. The Section 9010 assessment was repealed by the House of Representatives and Senate for calendar years beginning January 1, 2021. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Change in Valuation Basis

As of December 31, 2019, the Company received IID approval on an approach for adoption of the NAIC 2020 VM-21 and related Risk Based Capital C3P2 changes documented in the VM- 21 2020 NAIC Valuation Manual: Requirements for Principle-Based Reserves for Variable Annuities. The Company elected to early adopt the VM-21 requirements for variable annuities effective December 31, 2019. The approved transition approach did not result in an adjustment to the Company’s historical statutory reporting or existing balances at the time of transition. The Company reported the increase to the VM-21 reserve of $1,218 as of December 31, 2019. As of the date of transition, the Company was fully compliant with the provisions of VM-21 and remains compliant as of December 31, 2021.

Correction of Error

During 2020, management identified an error in the Company’s prior year statutory Actuarial Guideline (AG) 38 8C cash flow testing reserves. The error resulted in an understatement of aggregate reserves for life contracts of $116 net of tax at December 31, 2019 which was corrected in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors with the income correction reflected in Other changes—net in the Statements of Changes in Capital and Surplus.

4.	Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2021 and 2020, respectively:

	December 31, 2021
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,885	$1,885	$1,790	$95	$—
Bonds	57,192	49,942	9,557	47,265	370
Preferred stocks, other than affiliates	120	120	—	120	—
Common stocks, other than affiliates	198	198	16	—	182
Mortgage loans on real estate	9,786	9,153	—	—	9,786
Other invested assets	485	421	—	466	19
Derivative assets:
Options	188	188	—	188	—
Interest rate swaps	1,491	1,487	—	1,491	—
Currency swaps	33	17	—	33	—
Credit default swaps	69	44	—	69	—
Equity swaps	17	17	—	17	—
Interest rate futures	3	2	3	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,806	1,760	8	1,798	—
Policy loans	1,986	1,986	—	1,986	—
Securities lending reinvested collateral	1,942	1,942	—	1,942	—
Separate account assets	123,841	123,767	117,183	6,658	—

Liabilities
Investment contract liabilities	16,881	15,019	—	247	16,634
Derivative liabilities:
Options	114	114	—	114	—
Interest rate swaps	2,254	1,970	—	2,254	—
Currency swaps	6	17	—	6	—
Credit default swaps	3	12	—	3	—
Equity swaps	235	235	—	235	—
Interest rate futures	7	7	7	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	2,623	2,359	11	2,612	—
Dollar repurchase agreements	872	872	—	872	—
Payable for securities lending	2,073	2,073	—	2,073	—
Payable for derivative cash collateral	239	239	—	239	—
Separate account liabilities	112,613	112,667	1	112,601	11

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2020
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,522	$1,522	$1,030	$492	$—
Short-term notes receivable from affiliates	149	149	—	149	—
Bonds	60,092	50,444	10,161	49,535	396
Preferred stocks, other than affiliates	109	105	—	109	—
Common stocks, other than affiliates	180	180	20	—	160
Mortgage loans on real estate	9,792	9,015	—	—	9,792
Other invested assets	555	474	—	534	21
Derivative assets:
Options	278	278	—	278	—
Interest rate swaps	2,544	2,531	—	2,544	—
Currency swaps	21	8	—	21	—
Credit default swaps	67	49	—	67	—
Equity swaps	88	88	—	88	—
Interest rate futures	10	10	10	—	—
Equity futures	9	9	9	—	—
Derivative assets total	3,017	2,973	19	2,998	—
Policy loans	2,037	2,037	—	2,037	—
Securities lending reinvested collateral	1,893	1,893	—	1,893	—
Separate account assets	119,784	119,677	112,719	7,065	—

Liabilities
Investment contract liabilities	17,556	15,294	—	257	17,299
Derivative liabilities:
Options	165	165	—	165	—
Interest rate swaps	2,853	2,806	—	2,853	—
Currency swaps	30	31	—	30	—
Credit default swaps	—	14	—	—	—
Equity swaps	472	472	—	472	—
Interest rate futures	1	1	1	—	—
Equity futures	4	4	4	—	—
Derivative liabilities total	3,525	3,493	5	3,520	—
Dollar repurchase agreements	967	967	—	967	—
Payable for securities lending	2,115	2,115	—	2,115	—
Payable for derivative cash collateral	640	640	—	640	—
Separate account liabilities	109,407	109,407	1	109,354	52

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2021 and 2020:

	2021
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	41	7	48

Total bonds	—	43	7	50

Preferred stock
Industrial and miscellaneous	—	120	—	120

Total preferred stock	—	120	—	120

Common stock
Mutual funds	3	—	—	3
Industrial and miscellaneous	13	—	182	195

Total common stock	16	—	182	198

Cash equivalents and short-term investments
Money market mutual funds	1,790	—	—	1,790

Total cash equivalents and short-term investments	1,790	—	—	1,790

Derivative assets	8	1,685	—	1,693
Separate account assets	117,083	6,010	—	123,093

Total assets	$118,897	$7,858	$189	$126,944

Liabilities:
Derivative liabilities	$11	$1,929	$—	$1,940
Separate account liabilities	1	—	—	1

Total liabilities	$12	$1,929	$—	$1,941

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2020
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$41	$7	$48

Total bonds	—	41	7	48

Preferred stock
Industrial and miscellaneous	—	6	—	6

Total preferred stock	—	6	—	6

Common stock
Mutual funds	6	—	—	6
Industrial and miscellaneous	14	—	160	174

Total common stock	20	—	160	180

Cash equivalents and short-term investments
Money market mutual funds	1,029	—	—	1,029

Total cash equivalents and short-term investments	1,029	—	—	1,029

Derivative assets	18	2,894	—	2,912
Separate account assets	112,606	6,393	—	118,999

Total assets	$113,673	$9,334	$167	$123,174

Liabilities:
Derivative liabilities	$5	$3,184	$—	$3,189
Separate account liabilities	1	—	—	1

Total liabilities	$6	$3,184	$—	$3,190

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Other long term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2021 and 2020:

	Beginning Balance at January 1, 2021	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$—	$1	$—	$—	$(1)
CMBS	—	1	—	—	(1)
Other	7	—	—	—	1
Common stock	160	—	—	(1)	3

Total	$167	$2	$—	$(1)	$2

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2021

Bonds
RMBS	$—	$—	$—	$—	$—
CMBS	—	—	—	—	—
Other	—	—	—	1	7
Common stock	20	—	—	—	182

Total	$20	$—	$—	$1	$189

(a)   Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b)   Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2020	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$7	$2	$—	$—	$(2)
Preferred stock	3	—	—	(17)	13
Common stock	128	—	2	(1)	16
Separate account assets	4	—	4	—	—

Total	$142	$2	$6	$(18)	$27

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2020

Bonds
Other	$—	$—	$—	$—	$7
Preferred stock	2	—	—	1	—
Common stock	21	8	10	—	160
Separate account assets	1	—	—	1	—

Total	$24	$8	$10	$2	$167

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Nonrecurring fair value measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2021 and 2020, the Company held no properties as held-for-sale, where fair value was less than its carrying value. As of December 31, 2021 and 2020, the Company held four properties as held-for sale, where carrying amount of $7 and $10, respectively, was equal to fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified as Level  3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5.   Investments

Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2021
Bonds:
United States Government and agencies	$7,140	$2,004	$13	$9,131
State, municipal and other government	2,477	257	22	2,712
Hybrid securities	267	65	1	331
Industrial and miscellaneous	33,840	4,663	163	38,340
Mortgage and other asset-backed securities	6,218	500	40	6,678

Total unaffiliated bonds	49,942	7,489	239	57,192
Unaffiliated preferred stocks	120	—	—	120

	$50,062	$7,489	$239	$57,312

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$151	$47	$—	$198

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2020
Bonds:
United States Government and agencies	$7,279	$2,349	$7	$9,621
State, municipal and other government	2,214	310	8	2,516
Hybrid securities	360	83	6	437
Industrial and miscellaneous	33,784	6,355	48	40,091
Mortgage and other asset-backed securities	6,807	679	59	7,427

Total unaffiliated bonds	50,444	9,776	128	60,092
Unaffiliated preferred stocks	105	11	7	109

	$50,549	$9,787	$135	$60,201

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$136	$44	$—	$180

The carrying amount and estimated fair value of bonds at December 31, 2021 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2021

December 31:	Carrying Value	Fair Value

Due in one year or less	$727	$739
Due after one year through five years	7,240	7,950
Due after five years through ten years	8,076	9,081
Due after ten years	27,681	32,744

	43,724	50,514
Mortgage and other asset-backed securities	6,218	6,678

	$49,942	$57,192

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2021 and 2020 is as follows:

	2021

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$118	$11	$106	$2
State, municipal and other government	64	10	318	12
Hybrid securities	14	1	3	—
Industrial and miscellaneous	553	41	4,609	122
Mortgage and other asset-backed securities	299	15	1,907	25

Total bonds	1,048	78	6,943	161

Preferred stocks-unaffiliated	—	—	10	—
Common stocks-unaffiliated	—	—	3	—

	$1,048	$78	$6,956	$161

	2020

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$—	$—	$248	$7
State, municipal and other government	39	6	89	2
Hybrid securities	20	5	10	1
Industrial and miscellaneous	160	15	836	33
Mortgage and other asset-backed securities	150	18	742	41

Total bonds	369	44	1,925	84

Preferred stocks-unaffiliated	22	6	16	1

	$391	$50	$1,941	$85

During 2021, 2020 and 2019, respectively, there were $62, $0 and $7, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2021, 2020 and 2019, the Company recognized OTTI of $7, $4 and $6, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2021, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported

02149QAD2	$13	$10	$3	$10	$10	3/31/2021
026936AA2	20	20	—	20	20	3/31/2021
61915RCJ3	8	7	1	7	8	3/31/2021
02660TJB0	2	2	—	2	2	3/31/2021
41161PPQ0	15	14	1	14	14	3/31/2021
41161PXH1	1	1	—	1	1	3/31/2021
01852FAC7	2	2	—	2	2	3/31/2021
02149QAD2	9	2	7	2	7	9/30/2021

			$12

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2021 and 2020 is as follows:

	2021		2020

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$14	$44	$18	$61
The aggregate related fair value of securities with unrealized losses	299	1,942	150	765

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 180 and 116 securities with a carrying amount of $1,126 and $441, and an unrealized loss of $78 and $50. Of this portfolio, at December 31, 2021 and 2020, 82.5% and 50.1% were investment grade with associated unrealized losses of $56 and $17, respectively.

At December 31, 2021 and 2020, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 978 and 359 securities with a carrying amount of $7,114 and $2,026 and an unrealized loss of $161 and $85. Of this portfolio, at December 31, 2021 and 2020, 93.9% and 79.6% were investment grade with associated unrealized losses of $144 and $49, respectively.

At December 31, 2021 and 2020, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 13 and 5 securities with a cost of $3 and $0 and no unrealized losses, respectively.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2021
Bond, amortized cost	3	$9	$9

Total	3	$9	$9

December 31, 2020
Bond, amortized cost	2	$13	$13
Loan-backed and structured securities, amortized cost	4	10	6

Total	6	$23	$19

The Company did not have any offsetting assets and liabilities at December 31, 2021. The table below presents the Company’s gross and net receivable for securities and borrowed money financial statement line items that were subject to offsetting at December 31, 2020:

December 31, 2020	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements

Assets:
Receivables for securities	$3	$—	$3

Liabilities:
Borrowed money	$967	$—	$967

During 2021 and 2020, respectively, the Company sold, redeemed or otherwise disposed of 153 and 108 securities as a result of a callable feature which generated investment income of $100 and $25 as a result of a prepayment penalty and/or acceleration fee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2021	2020	2019

Proceeds	$10,570	$8,747	$16,076

Gross realized gains	$437	$232	$159
Gross realized losses	(108)	(37)	(56)

Net realized capital gains (losses)	$329	$195	$103

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2021, 2020 and 2019 of $15, $161 and $39, respectively.

At December 31, 2021 and 2020, the Company had no investments in restructured securities.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2021 and 2020 were as follows:

December 31, 2021
	Farm	Commercial	Total

AAA - AA	$4	$5,342	$5,346
A	36	3,136	3,172
BBB	5	567	572
BB	8	54	62

	$53	$9,099	$9,152

December 31, 2020
	Farm	Commercial	Total

AAA - AA	$7	$4,612	$4,619
A	41	3,491	3,532
BBB	5	767	772
BB	9	82	91

	$62	$8,952	$9,014

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2021, the Company issued mortgage loans with a maximum interest rate of 5.88% and a minimum interest rate of 2.58% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2021 at the time of origination was 81%. During 2020, the Company issued mortgage loans with a maximum interest rate of 6.50% and a minimum interest rate of 2.92% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2020 at the time of origination was 79%.

During 2021, the Company issued mortgage loans with a maximum interest rate of 4.45% and a minimum interest rate of 4.45% for agricultural loans. During 2020, the Company issued mortgage loans with a maximum interest rate of 3.80% and a minimum interest rate of 3.80% for agricultural loans.

During 2021 and 2020, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2021 and 2020:

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2021
Recorded Investment (All)
Current	$53	$—	$9,099	$9,152
30-59 Days Past Due	—	1	—	1

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$14	$—	$871	$885

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Residential	Commercial
	Farm	All Other	All Other	Total
December 31, 2020
Recorded Investment (All)
Current	$62	$—	$8,846	$8,908
30-59 Days Past Due	—	1	—	1
180+ Days Past Due	—	—	106	106
Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$42	$—	$911	$953

At December 31, 2021, the Company held no mortgage loans that were non-income producing for the previous 180 days. At December 31, 2020, multiple mortgage loans with a carrying value of $106 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans at December 31, 2021 and 2020. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2021 and 2020, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2021 and 2020, the Company held no impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2021 and 2020, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2021 and 2020 was $0 and $3, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2021	2020	2019

Balance at beginning of period	$ —	$ —	$ —
Additions, net charged to operations	—	1	—
Recoveries in amounts previously charged off	—	(1)	—

Balance at end of period	$ —	$ —	$ —

As of December 31, 2021 and 2020, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

basis. For the years ended December 31, 2021, 2020 and 2019, the Company has recognized no interest income on impaired loans or on a cash basis.

At December 31, 2021 and 2020, the Company held a mortgage loan loss reserve in the AVR of $97 and $116, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31

	2021	2020		2021	2020

Pacific	30%	29%	Apartment	53%	48%
South Atlantic	21	23	Office	17	17
Middle Atlantic	13	13	Retail	15	16
E. North Central	9	9	Industrial	13	14
W. South Central	8	9	Medical	1	1
Mountain	8	7	Agricultural	1	1
W. North Central	6	6	Other	—	3
E. South Central	3	3
New England	2	1

At December 31, 2021, 2020 and 2019, the Company had mortgage loans with a total net admitted asset value of $14, $14 and $21, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2021, 2020 and 2019 related to such restructurings. At December 31, 2021 and 2020, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $9, $1 and $5 were taken on real estate in 2021, 2020 and 2019, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2021.

As of December 31, 2021, there were seven properties classified as held for sale. As of December 31, 2020, there were eight properties classified as held for sale. The Company is working with an external commercial real estate advisor firm to actively market the properties and negotiate with potential buyers. During 2021, one property classified as held for sale was disposed. During 2020, one property classified as held for sale was disposed. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On October 28, 2020, the Company sold the Transamerica Pyramid Property located in San Francisco, CA, resulting in a realized gain of $255. As part of the sale transaction, the Company issued mortgage loans supporting the property at commercial rates in the amount of $427. The Company also disposed of other properties during 2021 and 2020 resulting in net realized gains of $0 and $3, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

The carrying value of the Company’s real estate assets at December 31, 2021 and 2020 was as follows:

	2021	2020

Home office properties	$ 45	$ 41
Properties held for sale	7	15

	$ 52	$ 56

Accumulated depreciation on real estate at December 31, 2021 and 2020, was $29 and $24, respectively.

Other Invested Assets

The Company recorded impairments of $13, $19 and $5 throughout years 2021, 2020 and 2019, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2021, the Company had ownership interests in fifty-five LIHTC investments with a carrying value of $87. The remaining years of unexpired tax credits ranged from two to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2022 to 2029 is $21. Tax credits recognized in 2021 were $28, and other tax benefits recognized in 2021 were $4. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2020, the Company had ownership interests in sixty-four LIHTC investments with a carrying value of $141. The remaining years of unexpired tax credits ranged from one to thirteen, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2021 to 2029 is $30. Tax credits recognized in 2020 was $119 and other benefits recognized in 2020 were $9. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2021 and 2020:

		December 31, 2021
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$—	$2
Economic Redevelopment and Growth Tax Credits	NJ	7	35

Total		$7	$37

		December 31, 2020
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1	$5
Economic Redevelopment and Growth Tax Credits	NJ	6	37

Total		$7	$42

*The unused amount reflects credits that we deem will be realizable in the period 2021-2030.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2021 and 2020 was as follows:

	2021	2020

Fair value - positive	$ 2,171	$ 976
Fair value - negative	(2,988)	(1,557)

At December 31, 2021, 2020 and 2019, the Company has recorded unrealized gains (losses) of ($173), ($334) and ($266), respectively, for the component of derivative instruments utilized for

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2021, 2020 and 2019 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 22 years for forecasted hedge transactions. At December 31, 2021 and 2020, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2021 and 2020, the Company has accumulated deferred gains in the amount of $0 and $1, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2022.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Options:
Calls	$6	$(805)	$(15)
Puts	(6)	(299)	—
Collars	—	(62)	—

Total options	$—	$(1,166)	$(15)

Swaps:
Interest rate	$87	$—	$95
Credit	—	(6)	(3)
Total return	(1,752)	(851)	(621)

Total swaps	$(1,665)	$(857)	$(529)

Futures - net positions	110	480	752

Total realized gains (losses)	$(1,555)	$(1,543)	$208

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$67	$34	$(8)	$(6)
Interest rate swaps	6	6	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative (liability)
book/adjusted carrying value of each derivative.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021 and 2020:

	Asset(1)		Liability(1)

	2021	2020	2021	2020

Derivative component of RSATs
Credit default swaps	$69	$67	$(7)	$(10)
Interest rate swaps	7	6	—	—

Total	$76	$73	$(7)	$(10)

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value of each derivative.

The net realized gains (losses) on the derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2021, 2020 and 2019:

	2021	2020	2019

Derivative component of RSATs
Credit default swaps	$—	$(6)	$(3)
Interest rate swaps	—	—	—

Total	$—	$(6)	$(3)

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2021 and 2020:

		2021

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$770	3.4
Credit default swaps referencing indices		—	45	31.6

Subtotal		15	815	4.9

BBB	2
Single name credit default swaps (3)		33	1,914	3.0
Credit default swaps referencing indices		24	1,736	2.1

Subtotal		57	3,650	2.6

BB	3
Single name credit default swaps (3)		2	135	1.2

Subtotal		2	135	1.2

B	4
Single name credit default swaps (3)		1	37	1.1

Subtotal		1	37	1.1

Total		$75	$4,637	3.0

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		2020

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$15	$779	3.4
Credit default swaps referencing indices		—	44	32.6

Subtotal		15	823	5.0

BBB	2
Single name credit default swaps (3)		36	1,870	3.5
Credit default swaps referencing indices		24	1,741	2.9

Subtotal		60	3,611	3.2

BB	3
Single name credit default swaps (3)		3	113	1.9

Subtotal		3	113	1.9

B	4
Single name credit default swaps (3)		(1)	50	2.2

Subtotal		(1)	50	2.2

Total		$77	$4,597	3.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2021, there were not any potential future recoveries available to offset the $4,637 from the table above. At December 31, 2020, there were not any potential future recoveries available to offset the $4,597 from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2021	2020	2021	2020

Derivative assets:
Credit default swaps	$4,020	$3,813	$69	$67
Currency swaps	641	214	34	21
Equity futures	—	—	5	9
Equity swaps	1,294	969	17	88
Interest rate futures	—	—	—	10
Interest rate swaps	81	2,543	11	100
Options	3,724	9,449	188	278
Derivative liabilities:
Credit default swaps	1,411	1,218	3	—
Currency swaps	664	373	6	30
Equity futures	—	—	4	4
Equity swaps	6,885	8,158	235	472
Interest rate futures	—	—	—	1
Interest rate swaps	6,677	8,233	684	480
Options	(1,724)	(4,960)	114	165

*Futures are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. Retroactive to January 1, 2020, the Company re-designated the portfolio of contracts giving rise to the hedged item. The re-designation will more acutely reflect alignment between hedge performance and reserve valuations pertaining to the hedged item on a forward-looking basis. Also retroactive to January 1, 2020, the Company also elected to immediately amortize the full $195 SSAP No. 108 asset balance associated with the former designated portfolio through realized loss. The Company received approval from the IID for the redesignation and application of this accounting treatment on June 26, 2020. Effective October 1, 2021 the guaranteed benefits included was expanded to include variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance along with the originally included Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Account Benefit riders. The Company received approval from the IID on September 28, 2021 for the expansion of the program. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2021 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities
2022	$(37)	$10
2023	(37)	10
2024	(37)	10
2025	(37)	10
2026	(37)	10
2027	(37)	10
2028	(37)	10
2029	(37)	10
2030	(33)	9
2031	(13)	3
Total	$(342)	$92

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance
1. Balance at January 1, 2020	$195
2. Amortization	191
3. Deferred Recognition	149

4. Balance at December 31, 2020 [1-(2+3)]	$(145)
5. Amortization	(14)
6. Deferred Recognition	119

7. Balance at December 31, 2021 [4-(5+6)]	$(250)

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2021	2020

Amortized cost	$1	$1
Fair value	(95)	(2)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2021
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$6	$(504)	$(41)	$(539)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	(4)	338	355	689
Deferred	(2)	166	(314)	(150)
*Totals shown are pre-tax

December 31, 2020
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$—	$1,819	$(80)	$1,739

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	37	(1,417)	(170)	(1,550)
Deferred	(37)	(402)	250	(189)
*Totals shown are pre-tax

	Year Ended December 31
	2021	2020

Prior year fair value of hedged item	$(3,778)	$(1,395)
Current year fair value of hedged item	(3,026)	(3,021)

Change in fair value attributable to interest rates	$752	$(1,626)

Portion of the fair value change attributed to the hedged risk	$753	$(1,626)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$2,073	$—	$—	$—	$2,073
Subject to repurchase agreements	187	—	—	—	187
Subject to dollar repurchase agreements	878	—	—	—	878
FHLB capital stock	130	—	—	—	130
On deposit with states	38	—	—	—	38
Pledged as collateral to FHLB (including assets backing funding agreements)	4,226	—	—	—	4,226
Pledged as collateral not captured in other categories	1,818	—	—	—	1,818
Other restricted assets	1,392	—	—	—	1,392

Total restricted assets	$10,742	$—	$—	$—	$10,742

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,115	$(42)	$—	$2,073	1.02%	1.02%
Subject to repurchase agreements	200	(13)	—	187	0.09%	0.09%
Subject to dollar repurchase agreements	958	(80)	—	878	0.43%	0.43%
FHLB capital stock	111	19	—	130	0.06%	0.06%
On deposit with states	44	(6)	—	38	0.02%	0.02%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,818	408	—	4,226	2.08%	2.08%
Pledged as collateral not captured in other categories	1,399	419	—	1,818	0.89%	0.90%
Other restricted assets	1,689	(297)	—	1,392	0.68%	0.69%

Total restricted assets	$10,334	$408	$—	$10,742	5.27%	5.29%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2021 and 2020, respectively:

	Gross Restricted (Admitted & Nonadmitted)
	2021

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$1,800	$—	$—	$—	$1,800

Secured funding agreements	17	—	—	—	17

AMBAC	1	—	—	—	1

Total	$1,818	$—	$—	$—	$1,818

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Description of Assets	Total From Prior Year (2020)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$1,376	$424	$—	$1,800	0.89%	0.89%

Secured funding agreements	21	(4)	—	17	0.01%	0.01%

AMBAC	2	(1)	—	1	0.00%	0.00%

Total	$1,399	$419	$—	$1,818	0.90%	0.90%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2021 and 2020:

2021
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,094	$1,094	1.42%	1.43%
Securities lending collateral assets	2,073	2,073	2.69	2.70
Other	17	17	0.02	0.02

Total collateral assets	$3,184	$3,184	4.13%	4.15%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,186	4.59%

2020
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$1,574	$1,574	2.00%	2.01%
Securities lending collateral assets	2,115	2,115	2.68	2.70
Other	33	33	0.04	0.04

Total collateral assets	$3,722	$3,722	4.72%	4.75%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,724	5.29%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2021	2020	2019
Income:
Bonds	$2,151	$2,025	$1,992
Preferred stocks	4	9	8
Common stocks	228	57	235
Mortgage loans on real estate	483	378	346
Real estate	25	40	55
Policy loans	112	116	117
Cash, cash equivalents and short-term investments	1	24	80
Derivatives	89	606	42
Other invested assets	155	214	64

Gross investment income	3,248	3,469	2,939
Less: investment expenses	167	210	283

Net investment income before amortization of IMR	3,081	3,259	2,656
Amortization of IMR	110	102	109

Net investment income	$3,191	$3,361	$2,765

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2021	2020	2019

Bonds	$311	$53	$58
Preferred stocks	2	(20)	2
Common stocks	11	(13)	25
Mortgage loans on real estate	—	(1)	—
Real estate	(9)	257	30
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(2,474)	249	519
Variable annuity reserve hedge offset	15	(192)	(160)
Other invested assets	488	43	95

Change in realized capital gains (losses), before taxes	(1,656)	375	569
Federal income tax effect	(122)	(128)	(52)
Transfer from (to) interest maintenance reserve	(146)	(134)	(48)

Net realized capital gains (losses) on investments	$(1,924)	$113	$469

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2021	2020	2019

Bonds	$150	$53	$74
Preferred stocks	15	9	(9)
Common stocks	2	22	5
Affiliated entities	(46)	182	467
Derivatives	262	(364)	(787)
Other invested assets	139	3	67
Change in unrealized capital gains (losses), before taxes	522	(95)	(183)
Taxes on unrealized capital gains (losses)	(72)	(31)	(93)

Change in unrealized capital gains (losses), net of tax	$450	$(126)	$(276)

6.	Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations, net of reinsurance, at December 31, 2021 and 2020 were as follows:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	154	126	206	172
Group life direct business	16	11	23	13

	$171	$137	$230	$185

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

7.	Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2021 and 2020 were as follows:

	Year Ended December 31
	2021	2020

Life insurance reserves	$26,749	$25,805
Annuity reserves and supplementary contracts with life contingencies	18,289	18,328
Accident and health reserves (including long term care)	6,945	6,833

Total policy reserves	$51,983	$50,966

Deposit-type contracts	824	946
Policy claims	1,177	1,257

Total policy reserves, deposit-type contracts and claim liabilities	$53,984	$53,169

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Effective July 1, 2017, term insurance issued follows Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As of December 31, 2021 and 2020, the Company had insurance in force aggregating $48,379 and $52,537, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,549 and $1,586 to cover these deficiencies as of December 31, 2021 and 2020, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2021 and 2020.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.00 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2021 and 2020, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2021
2021	$—	$1,122	$430	$692
2020 and prior	1,995	(165)	581	1,249

	1,995	$957	$1,011	1,941

Active life reserve	$5,342			$5,442

Total accident and health reserves	$7,337			$7,383

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2020
2020	$—	$1,105	$410	$695
2019 and prior	2,009	(97)	612	1,300

	2,009	$1,008	$1,022	1,995

Active life reserve	$5,136			$5,342

Total accident and health reserves	$7,145			$7,337

The change in the Company’s unpaid claims reserve was ($165) and ($97) for the years ended December 31, 2021 and 2020, respectively, for health claims that were incurred prior to those balance sheets dates. The change in 2021 and 2020 was due to significantly better than expected experience primarily due to reduced medical claims and accidental deaths.

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2021
2021	$—	$22	$9	$13
2020 and prior	43	(2)	17	24

	$43	$20	$26	$37

Year ended December 31, 2020
2020	$—	$37	$22	$15
2019 and prior	44	(14)	2	28

	$44	$23	$24	$43

The Company increased the claim adjustment expense provision for insured events of prior years during 2021.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2021 and 2020 are approximately $11 and $12, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2021

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$390	$7	$—	$397	— %
At book value less surrender charge of 5% or more	1,531	—	—	1,531	2
At fair value	5	—	74,491	74,496	86

Total with adjustment or at fair value	1,926	7	74,491	76,424	88
At book value without adjustment (minimal or no charge or adjustment)	7,413	—	—	7,413	8
Not subject to discretionary withdrawal provision	2,710	—	575	3,285	4

Total individual annuity reserves	12,049	7	75,066	87,122	100%

Less reinsurance ceded	2,968	—	—	2,968

Net individual annuities reserves	$9,081	$7	$75,066	$84,154

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2021

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$2,373	$20	$—	$2,393	5%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	37,440	37,440	80

Total with adjustment or at fair value	2,394	20	37,440	39,854	85
At book value without adjustment (minimal or no charge or adjustment)	5,128	—	—	5,128	11
Not subject to discretionary withdrawal provision	2,029	—	46	2,075	4

Total group annuities reserves	9,551	20	37,486	47,057	100%

Less reinsurance ceded	343	—	—	343

Net group annuities reserves	$9,208	$20	$37,486	$46,714

	December 31 2021

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	246	—	—	246	27
Not subject to discretionary withdrawal provision	583	66	21	670	72

Total deposit-type contracts	834	66	21	921	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$824	$66	$21	$911

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,324
Exhibit 5, Supp contracts with life contingencies section, total (net)	965
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	824

Subtotal	19,113
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	112,005
Exhibit 3, Supp contracts with life contingencies section, total	574
Other contract deposit funds	87

Subtotal	112,666

Combined total	$131,779

	December 31 2020

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$466	$7	$—	$473	1%
At book value less surrender charge of 5% or more	1,411	—	—	1,411	2
At fair value	4	—	74,045	74,049	83

Total with adjustment or at fair value	1,881	7	74,045	75,933	86
At book value without adjustment (minimal or no charge or adjustment)	8,050	—	—	8,050	9
Not subject to discretionary withdrawal provision	3,943	—	497	4,440	5

Total individual annuity reserves	13,874	7	74,542	88,423	100%

Less reinsurance ceded	3,027	—	—	3,027

Net individual annuity reserves	$10,847	$7	$74,542	$85,396

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,886	$23	$—	$1,909	4%
At book value less surrender charge of 5% or more	21	—	—	21	—
At fair value	—	—	34,723	34,723	82

Total with adjustment or at fair value	1,907	23	34,723	36,653	86
At book value without adjustment (minimal or no charge or adjustment)	4,066	—	—	4,066	9
Not subject to discretionary withdrawal provision	2,124	—	42	2,166	5

Total group annuity reserves	8,097	23	34,765	42,885	100%

Less reinsurance ceded	358	—	—	358

Net group annuity reserves	$7,739	$23	$34,765	$42,527

	December 31
	2020

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$5	$—	$—	$5	1%

Total with adjustment or at fair value	5	—	—	5	1
At book value without adjustment (minimal or no charge or adjustment)	2	—	—	2	—
Not subject to discretionary withdrawal provision	691	52	18	761	99

Total deposit-type contracts	698	52	18	768	100%

Less reinsurance ceded	10	—	—	10

Net deposit-type contracts	$688	$52	$18	$758

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$17,423
Exhibit 5, Supp contracts with life contingencies section, total (net)	906
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	945

Subtotal	19,274
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	108,841
Exhibit 3, Supp contracts with life contingencies section, total	496
Other contract deposit funds	70

Subtotal	109,407

Combined total	$128,681

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31
	2021

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$291	$291	$425
Universal life	9,159	8,738	9,629
Universal life with secondary guarantees	5,763	5,626	13,350
Indexed universal life with secondary guarantees	5,803	3,953	5,328
Other permanent cash value life insurance	4,640	4,640	7,094
Variable universal life	656	722	1,496
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,140
Accidental death benefits	—	—	51
Disability- active lives	—	—	40
Disability- disabled lives	—	—	164
Miscellaneous reserves	—	—	1,871

Total (gross)	26,312	23,970	47,588
Reinsurance ceded	4,592	4,592	20,839

Total (net)	$21,720	$19,378	$26,749

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$669	$669	$669

Total (net)	$669	$669	$669

	December 31
	2021

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,979	$8,969	$10,471

Total (net)	$8,979	$8,969	$10,471

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$25,835
Exhibit 5, Accidental death benefits section total (net)	26
Exhibit 5, Disability - active lives section, total (net)	20
Exhibit 5, Disability - disabled lives section, total (net)	144
Exhibit 5, Miscellaneous reserves section, total (net)	724

Subtotal	26,749
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	11,140

Subtotal	11,140

Combined total	$37,889

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2020

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$254	$254	$389
Universal life	9,936	9,515	11,720
Universal life with secondary guarantees	5,153	5,043	10,712
Indexed universal life with secondary guarantees	4,663	3,067	4,301
Other permanent cash value life insurance	4,573	4,573	7,046
Variable universal life	661	644	1,529
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,349
Accidental death benefits	—	—	50
Disability- active lives	—	—	49
Disability- disabled lives	—	—	167
Miscellaneous reserves	—	—	1,921

Total (gross)	25,240	23,096	46,233
Reinsurance ceded	4,203	4,203	20,428

Total (net)	$21,037	$18,893	$25,805

	December 31
	2020

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$665	$665	$665

Total (gross)	665	665	665

Total (net)	$665	$665	$665

	December 31
	2020

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,292	$8,274	$9,689

Total (gross)	8,292	8,274	9,689

Total (net)	$8,292	$8,274	$9,689

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$24,725
Exhibit 5, Accidental death benefits section total (net)	23
Exhibit 5, Disability - active lives section, total (net)	23
Exhibit 5, Disability - disabled lives section, total (net)	146
Exhibit 5, Miscellaneous reserves section, total (net)	888

Subtotal	25,805
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,354

Subtotal	10,354

Combined total	$36,159

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2021, 2020 and 2019 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2021	$—	$—	$11	$8,076	$8,087

Reserves for separate accounts as of December 31, 2021 with assets at:
Fair value	$—	$93	$—	$123,046	$123,139
Amortized cost	—	669	—	—	669

Total as of December 31, 2021	$—	$762	$—	$123,046	$123,808

Reserves for separate accounts by withdrawal characteristics as of December 31, 2021:
With fair value adjustment	$—	$26	$—	$—	$26
At fair value	—	—	—	122,404	122,404
At book value without fair value adjustment and with current surrender charge of less than 5%	—	669	—	—	669

Subtotal	—	695	—	122,404	123,099
Not subject to discretionary withdrawal	—	66	—	643	709

Total separate account reserve liabilities at December 31, 2021	$—	$761	$—	$123,047	$123,808

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2020	$—	$1	$12	$9,402	$9,415

Reserves for separate accounts as of December 31, 2020 with assets at:
Fair value	$—	$80	$2	$119,013	$119,095
Amortized cost	—	665	—	—	665

Total as of December 31, 2020	$—	$745	$2	$119,013	$119,760

Reserves for separate accounts by withdrawal characteristics as of December 31, 2020:
With fair value adjustment	$—	$30	$—	$—	$30
At fair value	—	—	—	118,457	118,457
At book value without fair value adjustment and with current surrender charge of less than 5%	—	665	—	—	665

Subtotal	—	695	—	118,457	119,152
Not subject to discretionary withdrawal	—	50	2	556	608

Total separate account reserve liabilities at December 31, 2020	$—	$745	$2	$119,013	$119,760

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2019	$—	$—	$12	$9,623	$9,635

Reserves for separate accounts as of December 31, 2019 with assets at:
Fair value	$—	$65	$18	$109,833	$109,916
Amortized cost	—	653	—	—	653

Total as of December 31, 2019	$—	$718	$18	$109,833	$110,569

Reserves for separate accounts by withdrawal characteristics as of December 31, 2019:
With fair value adjustment	$—	$35	$—	$—	$35
At fair value	—	—	—	109,384	109,384
At book value without fair value adjustment and with current surrender charge of less than 5%	—	653	—	—	653

Subtotal	—	688	—	109,384	110,072
Not subject to discretionary withdrawal	—	30	18	449	497

Total separate account reserve liabilities at December 31, 2019	$—	$718	$18	$109,833	$110,569

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2021	2020	2019

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,164	$9,484	$10,116
Transfers from separate accounts	(17,029)	(14,305)	(15,216)

Net transfers from separate accounts	(8,865)	(4,821)	(5,100)
Miscellaneous reconciling adjustments	(16)	(29)	(30)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(8,881)	$(4,850)	$(5,130)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $126,074 and $121,803, respectively. The assets legally insulated from general account claims at December 31, 2021 and 2020 are attributed to the following products:

	2021	2020

Group annuities	$35,216	$32,435
Variable annuities	78,162	77,850
Fixed universal life	700	696
Variable universal life	10,366	9,257
Variable life	1,526	1,492
Modified separate accounts	79	50
Registered market value annuity product - SPL	13	12
WRL asset accumulator	12	11

Total separate account assets	$126,074	$121,803

At December 31, 2021 and 2020, the Company held separate account assets not legally insulated from the general account in the amount of $14 and $17, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $579, $565, $552, $550 and $538, to the general account in 2021, 2020, 2019, 2018 and 2017, respectively. During the years ended December 31, 2021, 2020, 2019, 2018 and 2017 the general account of the Company had paid $45, $75, $75, $69 and $70 respectively, toward separate account guarantees.

At December 31, 2021 and 2020, the Company reported guaranteed separate account assets at amortized cost in the amount of $674 and $678, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $748 and $786 at December 31, 2021 and 2020, respectively, which would have resulted in an unrealized gain/(loss) of $74 and $107, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2021	2020	2019

Direct premiums	$17,591	$19,191	$17,922
Reinsurance assumed - non affiliates	1,272	1,248	1,279
Reinsurance assumed - affiliates	(1)	2	215
Reinsurance ceded - non affiliates	(3,594)	(2,612)	(2,540)
Reinsurance ceded - affiliates	(786)	(1,106)	(1,168)

Net premiums earned	$14,482	$16,723	$15,708

The Company received reinsurance recoveries in the amount of $3,824, $4,316 and $4,468, during 2021, 2020 and 2019, respectively. At December 31, 2021 and 2020, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,053 and $939. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2021 and 2020 of $36,616 and $36,764, respectively, of which $13,078 and $13,916 were ceded to affiliates.

During 2021, 2020 and 2019, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $195 ($127 after tax), $274 ($179 after tax) and $213 ($139 after tax), respectively.

Effective December 31, 2021, the Company ceded universal life with secondary guarantee insurance business to an unaffiliated entity. The Company paid considerations of $1,738 in assets and cash, ceded $1,470 of reserves and $13 of policy loans. After a $55 realized gain release, the transaction resulted in a pre-tax loss of $243 which has been included in the Statement of Operations. There was a reversal of tax timing differences and release of risk based capital required that offset the pre-tax loss resulting in a neutral impact to the Risk Based Capital ratio.

Effective October 1, 2021, the Company recaptured a block of universal life business from an affiliate, TLIC Oakbrook Reinsurance, Inc. (TORI). The Company received consideration of $963 in the form of released funds withheld and recaptured policyholder reserves of $1,229 and claims reserves of $7. The transaction resulted in a pre-tax loss of $272 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to TORI in the amount of $173 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective May 31, 2021, the Company amended and restated the Military Life and Affinity reinsurance agreements with Ironwood Re Corp, an affiliate, which changed the funds withheld calculation from a GAAP reserve valuation to a Gross Premium Valuation. As a result, the Company increased the funds withheld liability by $43. The transaction resulted in no pre-tax gain or loss.

On January 29, 2020, Senior Health Insurance Company of Pennsylvania (SHIP) was placed in rehabilitation by order of the Commonwealth Court of Pennsylvania. The Company worked with the Receiver on a proposal to recapture the business throughout 2020 and a proposal was approved on December 29, 2020. The agreement resulted in the Company recapturing all business previously ceded to SHIP and receiving $310 of assets held in trust while legal proceedings were underway. The assets in excess of the ultimate settlement of the liabilities will be returned to the receiver. The Company will also assume responsibility for administration of the business. No gain or loss was recognized as part of the recapture.

On June 30, 2020, the Company, Transamerica Pacific Re, Inc. (TPRe), and Transamerica Pacific Insurance Company (TPIC) entered into a novation agreement whereby the Company consented to TPIC’s assignment and transfer of its rights and obligations under the universal life coinsurance agreements to TPRe. The novation resulted in no gain or loss. Also on June 30, 2020, the Company recaptured certain universal life policy risks not associated with the secondary guarantee from TPRe for consideration of $2,124 equal to the statutory reserves recaptured resulting in no gain loss and amended and restated the universal life coinsurance agreements to cede only certain universal life secondary guarantee risks to TPRe.

Effective October 1, 2020, the Company recaptured several blocks of life insurance business from an affiliate, Ironwood Re Corp. The Company released funds withheld of $313 and recaptured policyholder reserves of $385 and claims reserves of $4. The transaction resulted in a pre-tax loss of $76 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $125 with a corresponding charge to unassigned surplus.

Also effective October 1, 2020, an amendment was made to the military life reinsurance agreement with Ironwood Re Corp. to increase the cession percentage to 100%. As a result of this amendment, the Company ceded additional policyholder reserves of $201 and due premiums of $7 and provided net consideration of $76 which was retained as funds withheld by the Company. The transaction resulted in a pre-tax gain of $118 which was charged directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective October 1, 2020, the Company recaptured term insurance business from Ironwood Re Corp. The Company received consideration of $206 in the form of released funds withheld and a cash payment, recaptured $445 of policy holder and claim reserves and $2 of due premiums. The transaction resulted in a pre-tax loss of $237 which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cessions of this business to Ironwood in the amount of $106 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Effective December 31, 2020, the Company ceded certain term insurance business to an unaffiliated entity. The Company paid cash consideration of $201, ceded $439 of reserves and $2 of due and deferred premium. The transaction resulted in a pre-tax gain of $236 which has been recorded directly to unassigned surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured.

Effective January 1, 2019, the Company recaptured term insurance business of a reinsurance treaty with an affiliate, LIICA Re II, Inc. The universal life with secondary guarantees remained reinsured under the treaty. The Company received cash of $15, recaptured $68 in policyholder reserves, and net due, deferred and advance premiums of $2. The transaction resulted in a pre-tax loss of $51, which has been included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to LIICA Re II in the amount of $14 with a corresponding charge to unassigned surplus.

Effective July 1, 2019, the Company recaptured indexed universal life and variable universal life insurance business from an affiliate, WFG Reinsurance Limited. The Company paid cash of $39, recaptured $2 in policyholder reserves, and policy loans of $1. The transaction resulted in a pre-tax loss of $40 which was partially offset by a commission expense allowance of $6 as unamortized amounts previously deferred to unassigned surplus related to the original inforce reinsurance transactions were released.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. Now, with the continued delays of the reorganization legal proceedings and with no reliable financial information being provided by the receiver or SRUS, the Company has determined it is unable to support a favorable recovery analysis. Therefore, the Company did not take statutory reserve credit and established a loss contingency allowance for doubtful recoveries of billed and unbilled claims in its December 31, 2021 financial statements. The impact was a $109 charge reported in the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

9.   Income Taxes

The net deferred income tax asset at December 31, 2021 and 2020 and the change from the prior year are comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,915	$181	$2,096
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	1,904	181	2,085
Deferred Tax Assets Nonadmitted	264	—	264

Subtotal (Net Deferred Tax Assets)	1,640	181	1,821
Deferred Tax Liabilities	701	295	996

Net Admitted Deferred Tax Assets (Liabilities)	$939	$(114)	$825

	December 31, 2020
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$1,923	$243	$2,166
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,923	243	2,166
Deferred Tax Assets Nonadmitted	226	—	226

Subtotal (Net Deferred Tax Assets)	1,697	243	1,940
Deferred Tax Liabilities	698	430	1,128

Net Admitted Deferred Tax Assets (Liabilities)	$999	$(187)	$812

		Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(8)	$(62)	$(70)
Statutory Valuation Allowance Adjustment	11	—	11

Adjusted Gross Deferred Tax Assets	(19)	(62)	(81)
Deferred Tax Assets Nonadmitted	38	—	38

Subtotal (Net Deferred Tax Assets)	(57)	(62)	(119)
Deferred Tax Liabilities	3	(135)	(132)

Net Admitted Deferred Tax Assets (Liabilities)	$(60)	$73	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2021	2020	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$745	$824	$(79)
Investments	208	227	(19)
Deferred acquisition costs	574	534	40
Policyholder dividends accrual	4	3	1
Compensation and benefits accrual	40	34	6
Receivables - nonadmitted	37	32	5
Net operating loss carry-forward	50	—	50
Tax credit carry-forward	166	144	22
Contingent experience rate refunds	22	32	(10)
Bad debt allowance	23	17	6
Litigation reserve	19	36	(17)
Other (including items <5% of total ordinary tax assets)	27	40	(13)

Subtotal	1,915	1,923	(8)

Statutory valuation allowance adjustment	11	—	11
Nonadmitted	264	226	38

Admitted ordinary deferred tax assets	1,640	1,697	(57)

Capital
Investments	181	243	(62)

Subtotal	181	243	(62)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	181	243	(62)

Admitted deferred tax assets	$1,821	$1,940	$(119)

	Year Ended December 31
	2021	2020	Change

Deferred Tax Liabilities:
Ordinary
Investments	$521	$467	$54
Policyholder reserves	168	223	(55)
Other (including items <5% of total ordinary tax liabilities)	12	8	4

Subtotal	701	698	3
Capital
Investments	295	430	(135)

Subtotal	295	430	(135)

Deferred tax liabilities	996	1,128	(132)

Net admitted deferred tax assets (liabilities)	$825	$812	$13

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act (TCJA), the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible taxable temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

At December 31, 2021, the Company recorded a tax valuation allowance of $11 for deferred tax assets related to its foreign tax credit carryover. No valuation allowance was recorded in 2020. The ultimate realization of this deferred tax asset depends on generation of sufficient future foreign source taxable income before the foreign tax credit carryover expires in 2031. After considering projected foreign source taxable income, credit expirations and tax planning strategies, the Company does not expect to generate sufficient foreign source income in future years to realize all of its foreign tax credit carryover.

As discussed in Note 2, for the years ended December 31, 2021 and 2020, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2021
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$3	$3
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	777	44	821
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	777	44	821
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	968
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	862	134	996

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,639	$181	$1,820

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

		December 31, 2020
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1	$1
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	754	57	811
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	754	57	811
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1,095
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	943	185	1,128

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,697	$243	$1,940

			Change
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$2	$2
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	23	(13)	10
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	23	(13)	10
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(127)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(81)	(51)	(132)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(58)	$(62)	$(120)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2021	2020	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	709%	735%	-26%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$6,452	$7,298	$(846)

The impact of tax planning strategies at December 31, 2021 and 2020 was as follows:

	December 31, 2021
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	12%	0%	12%

	December 31, 2020
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:

(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	7%	0%	7%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2021	2020	Change

Current Income Tax

Federal	$(185)	$(109)	$(76)

Subtotal	(185)	(109)	(76)
Federal income tax on net capital gains	122	128	(6)

Federal and foreign income taxes incurred	$(63)	$19	$(82)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2020	2019	Change

Current Income Tax

Federal	$(109)	$(39)	$(70)

Subtotal	(109)	(39)	(70)
Federal income tax on net capital gains	128	52	76

Federal and foreign income taxes incurred	$19	$13	$6

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2021	2020	2019

Current income taxes incurred	$(63)	$19	$13

Change in deferred income taxes	(123)	126	160
(without tax on unrealized gains and losses)

Total income tax reported	$(186)	$145	$173

Income before taxes	$194	$1,444	$3,770
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$41	$303	$792

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$15	$17	$21
Dividends received deduction	(94)	(59)	(90)
Tax-exempt income	(74)	(3)	(11)
Nondeductible expenses	5	6	5
Pre-tax items reported net of tax	(77)	(35)	(53)
Tax credits	(38)	(40)	(43)
Prior period tax return adjustment	3	(11)	15
Change in statutory valuation allowance	11	(14)	14
Change in uncertain tax positions	(3)	—	—
Deferred tax change on other items in surplus	24	(20)	(478)
Other	1	1	1

Total income tax reported	$(186)	$145	$173

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2021.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$238	12/31/2021	N/A

Operating Loss Total	$238

Foreign Tax Credit	$11	12/31/2021	12/31/2031

Foreign Tax Credit Total	$11

General Business Credit	$1	12/31/2012	12/31/2032
General Business Credit	15	12/31/2013	12/31/2033
General Business Credit	20	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	10	12/31/2017	12/31/2037
General Business Credit	7	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	18	12/31/2021	12/31/2041

General Business Credit Total	$156

The following is income tax expense for current year and preceding years that is available for recoupment in the event of future losses:

Total
2019	$—
2020	$40
2021	$—

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2020	$21
Tax positions taken during prior period	—

Balance at December 31, 2020	$21
Tax positions taken during prior period	(3)

Balance at December 31, 2021	$18

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the balance sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2019	$3	$—	$3
Interest expense (benefit)	6	—	6
Cash received (paid)	—	—	—

Balance at December 31, 2019	$9	$—	$9
Interest expense (benefit)	—	—	—
Cash received (paid)	—	—	—

Balance at December 31, 2020	$9	$—	$9
Interest expense (benefit)	1	—	1
Cash received (paid)	(9)	—	(9)

Balance at December 31, 2021	$1	$—	$1

The Internal Revenue Service (IRS) completed its examination for 2009 through 2013 for which an appeals conference is in process. The IRS opened an exam for the 2014 through 2016 amended tax returns. Federal income tax returns filed in 2018 through 2020 remain open, subject to potential future examination. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2021 and 2020.

The Company has 42,500 Series A preferred shares authorized, of which 0 shares were issued and outstanding at December 31, 2021 and 2020. The Company repurchased its Series A preferred shares for $58,000 on December 26, 2006 and previously reported 42,500 shares of Series A preferred stock outstanding at $10 par, carried as treasury stock. It was determined that these shares were cancelled by operation of law as they were not stipulated by the Board of Directors to be treasury shares at the time they were repurchased. The cancellation and removal of the preferred stock had no impact to capital and surplus of the Company. The Company also has 250,000 Series B preferred non-voting shares authorized at $10 per share par value, of which 0 shares were issued and outstanding at December 31, 2021 and 2020.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2022, without the prior approval of insurance regulatory authorities, is $2,078.

On December 15, 2021, the Company paid an ordinary dividend of $411 to CGC.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On December 13, 2021, the Company paid a common stock dividend of stock ownership of $339 to CGC.

On June 21 2021, the Company paid an ordinary common stock dividend of $350 to CGC.

On December 7, 2020, the Company paid an ordinary common stock dividend of $500 to CGC.

On May 13, 2020, TPLIC paid a dividend to its parent company, CGC, in the amount of $700. CGC then contributed this amount to the Company. The dividend and contribution included $77 in cash and $623 in securities. This transaction occurred prior to the merger of TPLIC and the Company. This transaction had no overall impact to capital and surplus of the merged Company.

On December 20, 2019, the Company paid extraordinary common stock dividends of $725 to CGC.

On June 21, 2019, the Company paid a return of capital of $250 to CGC.

On February 1, 2019, the Company paid an ordinary common stock dividend of $8 to CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2021 and 2020, the Company met the minimum RBC requirements.

The Company’s surplus notes were held by CGC and Transamerica Corporation (TA Corp). These notes were due 20 years from the date of issuance at an interest rate of 6% and were subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes was to be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

On June 22, 2020, the Company repaid in full its $60 surplus note with CGC. On December 20, 2019, the Company repaid in full its $57 surplus note with TA Corp and made a partial repayment of $43 on its surplus note with CGC. On June 21, 2019, the Company repaid $150 on its surplus note with TA Corp. The Company received approval from IID for each of these transactions as well as prior to making quarterly interest payments.

11.   Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2021 and 2020, respectively, securities with a fair value of $1,919 and $2,000 were on loan under securities lending agreements. At December 31, 2021 and 2020, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,073 and $2,115 at December 31, 2021 and 2020, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2021	2020

Open	$2,073	$2,115
Securities received	—	—

Total collateral received	$2,073	$2,115

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$123	$123	$215	$215
30 days or less	675	675	656	656
31 to 60 days	511	511	429	429
61 to 90 days	208	208	219	219
91 to 120 days	100	100	393	393
121 to 180 days	356	356	203	203
181 to 365 days	100	100	—	—

Total	2,073	2,073	2,115	2,115
Securities received	—	—	—	—

Total collateral reinvested	$2,073	$2,073	$2,115	$2,115

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,074 (fair value of $2,073) that are currently tradable securities that could be sold and used to pay for the $2,073 in collateral calls that could come due under a worst-case scenario.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Benefits expense of $13, $14 and $14 was allocated to the Company for the years ended December 31, 2021, 2020 and 2019, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $28, $27 and $28 for the years ended December 31, 2021, 2020 and 2019, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $5, $5 and $6 for the years ended December 31, 2021, 2020 and 2019, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2021, 2020 and 2019 was insignificant.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company, entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $690, $703 and $486 during 2021, 2020 and 2019, respectively. The amount paid as a result of being a party to these agreements was $679, $698 and $352 during 2021, 2020 and 2019, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $20 and $5 for these services during 2021, 2020 and 2019, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $89, $89 and $97 for these services during 2021, 2020 and 2019, respectively.

The Company has an administration service agreement with Transamerica Asset Management (TAM) to provide administrative services to the Transamerica Series Trust. The Company received $168, $149 and $151 for these services during 2021, 2020 and 2019, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9, $43 and $51 for the years ended December 31, 2021, 2020 and 2019, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2021, 2020 and 2019, the Company received (paid) net interest of $0, $0 and ($2) from (to) affiliates, respectively. At December 31, 2021 and 2020, respectively, the Company reported net receivables (payables) from (to) affiliates of $118 and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

$191. Terms of settlement require that these amounts are settled within 90 days of quarter-end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2021, the Company had no short-term intercompany notes receivable. At December 31, 2020, the Company had short-term intercompany notes receivable of $149. In accordance with SSAP No. 25, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$ 5	August 3, 2021	0.10%
TA Corp	128	October 1, 2021	0.07%
TA Corp	10	November 24, 2021	0.09%
TA Corp	6	December 15, 2021	0.08%

On June 23, 2020, the Company provided $5 to TPRe in consideration for 5,000 shares of its stock becoming the sole shareholder of TPRe. The Company provided an additional capital contribution of $70 to TPRe on June 26, 2020.

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$20
Real Estate Alternatives Portfolio 3, LLC	15
Real Estate Alternatives Portfolio 4 HR, LLC	61
Real Estate Alternatives Portfolio 4 MR, LLC	6
Aegon Workforce Housing Fund 2, L.P.	155
Aegon Workforce Housing Fund 3, L.P.	17
Natural Resources Alternatives Portfolio I, LLC	212
Natural Resources Alternatives Portfolio II, LLC	42
Natural Resources Alternatives Portfolio 3, LLC	167
TA Private Equity Assets LLC	386
Zero Beta Fund, LLC	34
TA-APOP I, LLC	34
TA-APOP II, LLC	109

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheet value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2021 and 2020:

December 31, 2021
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	121	121	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$121	$121	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,358	$1,358	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,358	$1,358	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,479	$1,479	$—

Aggregate Total	XXX	$1,479	$1,479	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Intersecurities Insurance Agency, Inc.	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	6	6	—
Transamerica Asset Management, Inc.	77	97	97	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$103	$103	$—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	94%	$1,462	$1,462	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$1,462	$1,462	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,565	$1,565	$—

Aggregate Total	XXX	$1,565	$1,565	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2021

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	12/16/2021	99	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$99	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/15/2022	$1,187	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$1,187	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,286	—	—	—

Aggregate Total	—	—	$1,286	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	S2	12/21/2020	—	Y	N	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Intersecurities Insurance Agency, Inc.	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		21	—	—	I
Transamerica Asset Management, Inc.	S2	12/17/2020	91	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$112	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Life (Bermuda) Ltd.	S2	2/18/2021	$941	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$941	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$1,053	—	—	—

Aggregate Total	—	—	$1,053	—	—	—

    *S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

    ** I - Immaterial or M - Material

     (1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.                                                                              Excess of loss reinsurance asset

Transamerica Pacific Reinsurance, Inc. (TPRe)                             Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Oakbrook Reinsurance, Inc. (TORI)      Credit linked note

TLIC Watertree Reinsurance, Inc. (TWRI)     Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment

SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II**	$—	$(2,131)	$—	$—
Transamerica Pacific Reinsurance, Inc.**	—	(1,213)	—	—
TLIC Oakbrook Reinsurance, Inc.	—	(3,432)	1,311	—
TLIC Watertree Reinsurance, Inc.	—	(1,044)	539	—

*Per AP&P Manual (without permitted or prescribed practices)

**The SCA is valued at zero in the Company’s financial statements

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the mandatory control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

Information regarding the Company’s affiliated guarantees is available in Note 15. Commitments and Contingencies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

14. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the years ended December 31, 2021, 2020 and 2019, respectively, is:

Total Direct Premiums Written / Produced By

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	December 31,
					2021	2020	2019
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C, B, P, U	$ —	$ 247	$ 631

Total					$ —	$ 247	$ 631

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

There were no premiums written in 2021 as the contract with Vanguard was terminated in December of 2020. During 2020, the premiums written declined due to the underlying business being closed to new sales in December 2019.

15. Commitments and Contingencies

At December 31, 2021 and 2020, the Company has mortgage loan commitments of $284 and $289, respectively.

The Company has contingent commitments of $832 and $893, as of December 31, 2021 and 2020, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $21 and $30, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2021 and 2020 was $22 and $20, respectively.

Private placement commitments outstanding as of December 31, 2021 and 2020 were $174 and $115, respectively.

The Company sold ($26) and $0 of “to-be-announced” (TBA) securities as of December 31, 2021 and 2020, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2021 and 2020, respectively, was $217 and $295.

At December 31, 2021 and 2020, securities in the amount of $76 and $61, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. No payments are required as of December 31, 2021 and 2020. The current assessment of risk of making payments under these guarantees is remote.

As of January 20, 2020, the Company has been discharged of its guarantee to the Monetary Authority of Singapore (MAS) to provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and ensure that TLB was able to continue to meet, pay and settle all present and future obligations. The Company was not required to provide funds prior to the discharge of the guarantee on January 20, 2020 because TLB maintained adequate liquidity to settle its obligations.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

then current rating or AA, whichever is lower. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these two guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB holds related statutory-basis policy and claim reserves of $2,328 and $2,315, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2021 and 2020, TLB policies covered by this guarantee would have resulted in US statutory policy and claim reserves of $3,504 and $3,533, respectively, which would represent a fair measure of the maximum potential amount of future payments the Company under this guarantee based on the US statutory reserve requirements. TLB is a subsidiary of the Company and TLB has invested assets supporting these policies which mitigates this risk. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2021 and 2020, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $1 and $1 under this agreement in 2021 and 2020, respectively.

The Company has provided guarantees for the obligations of noninsurance third party assignment companies who have accepted assignments of structured settlement payment obligations from the Company and have purchased structured settlement insurance policies issued by the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

future payments for those contracts. The direct statutory reserve established at December 31, 2021 and 2020 for the total payout block is $4,990 and $5,124, respectively. As this reserve is already recorded on the balance sheets of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

During 2019, the Company entered into an agreement with Aegon USA Realty Advisors, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company did not acquire any tax credit investments during 2021 or 2020 under this agreement. As of December 31, 2021 and 2020, there is no amount committed to these purchases.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2021 and 2020:

	December 31
	2021	2020

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,832	$5,848

Current liability recognized in financial statements:
Noncontingent liabilities	—	—

Contingent liabilities	—	—

Ultimate financial statement impact if action required:
Incurred claims	5,832	5,848
Other	—	—

Total impact if action required	$5,832	$5,848

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,674 and $5,793 at December 31, 2021 and 2020, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2021 and 2020, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2021	2020

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	120	101
Excess Stock	—	—

Total	$130	$111

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2021
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2020
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2021 and 2020, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2021
Total Collateral Pledged	$4,575	$4,226
Maximum Collateral Pledged	4,893	4,486

	Fair Value	Carry Value

December 31, 2020
Total Collateral Pledged	$4,215	$3,818
Maximum Collateral Pledged	4,258	3,860

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2021 and 2020, the borrowings from the FHLB were as follows:

	December 31, 2021		December 31, 2020

	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt [1]	$2,995	$—	$2,515	$—
Funding agreements [2]	—	—	—	—
Other	—	—	—	—

Total	$2,995	$—	$2,515	$—

[1]	The maximum amount of borrowing during 2021 was $2,995
[2]	The maximum amount of borrowing during 2021 was $0

As of December 31, 2021, the weighted average interest rate on FHLB advances was 0.409% with a weighted average term of 2.3 years. As of December 31, 2020, the weighted average interest rate on FHLB advances was 0.443% with a weighted average term of 2.3 years.

At December 31, 2021 and 2020, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $53,440 and $56,004 as of December 31, 2021 and 2020, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans, where the plan sponsor retains ownership and control of the related plan assets and the Company provides book value benefit responsiveness to qualified participant withdrawals, in the event withdrawals requested exceeds plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit withdrawal needs and earns a market interest rate on these advances. A periodically adjusted contract-crediting rate is a means by which investment and benefit responsiveness experience is passed through to participants. In return for the book value benefit responsiveness guarantee, the Company receives a premium that varies based on such elements as benefit responsiveness exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines ensuring the appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements to have a material impact on the reported financial results. In compliance with statutory guidelines, no reserves were recorded at December 31, 2021 and 2020.

The Company is party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes includes substantial

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not to be material to the Company’s financial position.

The Company had been named in two class actions, as well as several individual lawsuits, relating to increases in monthly deduction rates on universal life products. The Company settled the two class actions, one in January 2019 and one in April 2020. In connection with the class actions, the Company continues to defend against lawsuits by opt out class members. The Company held provisions totaling $69 and $170 for these lawsuits as of December 31, 2021 and December 31, 2020, respectively.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8 and $9 and an offsetting premium tax benefit $6 and $7 at December 31, 2021 and 2020, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $3 for the years ended December 31, 2021, 2020 and 2019.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$204
Fair Value	$230	$204	$231	$227

Ending Balance
BACV	XXX	XXX	XXX	$187
Fair Value	$220	$204	$227	$208

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

Ending Balance
BACV	XXX	XXX	XXX	$200
Fair Value	$167	$211	$232	$232

	2021			2020

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$140	$47	$187	$160	$40	$200
Bonds - FV	159	49	208	190	42	232

These securities have maturity dates that range from 2022 to 2097.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2021 and 2020:

December 31, 2021
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$136	$169	$190	$103

Ending Balance (1)
Cash	$136	$169	$79	$103

(1) The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2020
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$131	$164	$182	$101
Ending Balance (1)
Cash	$131	$162	$79	$100

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2021 and 2020, the Company had dollar repurchase agreements outstanding in the amount of $873 and $969, respectively, which is included in borrowed money on the Balance Sheets. Those amounts include accrued interest of $2 and $2, at December 31, 2021 and 2020, respectively. At December 31, 2021, securities with a book value of $878 and a fair value of $872 were subject to dollar repurchase agreements. These securities have maturity dates that range from November 1, 2022 to December 1, 2051. At December 31, 2020, securities with a book value of $958 and a fair value of $972 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2021	2020

Open	$872	$967
Securities received	—	—

Total collateral received	$872	$967

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2021 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC 5	1	$—	$—	$—
Common stocks	11	$109	$109	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2020 Annual Statement, to those reported in the accompanying statutory-basis financial statements. There are no reconciling items for 2021.

December 31 2020

Statements of Operations
Statutory net income as reported in the Company’s Annual Statement	$1,291
Increase in commissions and expense allowances on reinsurance ceded	(69)
Increase in reserve adjustment on reinsurance ceded	193
Decrease in fee revenue and other income	3
Increase in commissions	69
Increase in general insurance expenses and other	(196)

Total net income as reported in the accompanying audited statutory basis statement of operations	$1,291

The reconciling differences to the Annual Statement for the prior year is driven by elimination of affiliated activity for the merged entities in 2020.

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheet date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2021 through April 14, 2022.

Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified Type II subsequent events for the year ended December 31, 2021. On March 29, 2022, the Company received a $100 capital contribution from its parent, CGC, which further increased surplus already above company action level.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

On February 24, 2022, Russia invaded Ukraine, which caused a humanitarian crisis and is also impacting global financial markets and causing economic turbulence. At the date of this report the depth and length of this invasion is unknown, and the situation is changing rapidly from day to day. While the Company has no direct investment exposure to Ukraine or Russia, the indirect impacts to global markets need to be closely monitored. The Company is closely monitoring the financial markets and economic turbulence that has arisen as a consequence of the situation and the related international sanctions, and its potential impact on the Company. The most significant risks the Company faces are related to financial markets, particularly from volatility in credit, equity, and interest rates. The Company is actively managing its risks and capital position to maintain a robust balance sheet, as the Company navigates through the uncertainty created by the current geopolitical situation. While it is too early to provide long-term impacts, if any, management has determined that the Company remains strongly capitalized with RBC remaining within target limits set by the capital management policy.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Corporation	42-1484983

AEGON Asset Management Services Inc	39-1884868

AEGON Direct Marketing Services Inc	42-1470697

AEGON Financial Services Group Inc	41-1479568

AEGON Institutional Markets Inc	61-1085329

AEGON Management Company	35-1113520

AEGON USA Real Estate Services Inc	61-1098396

AEGON USA Realty Advisors of CA	20-5023693

AUSA Properties Inc	27-1275705

Commonwealth General Corporation	51-0108922

Creditor Resources Inc	42-1079584

CRI Solutions Inc	52-1363611

Financial Planning Services Inc	23-2130174

Garnet Assurance Corporation	11-3674132

Garnet Assurance Corporation II	14-1893533

Garnet Assurance Corporation III	01-0947856

Intersecurities Ins Agency	42-1517005

Ironwood Re Corp	47-1703149

LIICA RE II	20-5927773

Massachusetts Fidelity Trust	42-0947998

Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Watertree Reinsurance, Inc.	81-3715574

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2021

Entity Name	FEIN

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Corporation (OREGON)	98-6021219

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Pacific Re, Inc.	85-1028131

Transamerica Resources Inc	52-1525601

Transamerica Stable Value Solutions Inc	27-0648897

United Financial Services Inc	52-1263786

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2021

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$6,723	$9,151	$7,160
States, municipalities and political subdivisions	2,921	3,129	2,921
Foreign governments	543	562	541
Hybrid securities	325	393	325
All other corporate bonds	39,017	43,957	38,995
Preferred stocks	109	120	120

Total fixed maturities	49,638	57,312	50,062

Equity securities
Common stocks:
Industrial, miscellaneous and all other	151	198	198

Total equity securities	151	198	198

Mortgage loans on real estate	9,153		9,153
Real estate	52		52
Policy loans	1,986		1,986
Other long-term investments	1,504		1,504
Receivable for securities	32		32
Receivable for derivative cash collateral posted to counterparty	217		217
Securities lending	2,073		2,073
Cash, cash equivalents and short-term investments	2,126		2,126

Total investments	$66,932		$67,403

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $50 are held at fair value rather than amortized cost. Preferred stock of $120 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2021
Individual life	$25,206	$—	$664	$1,673	$1,600	$4,243	$1,086
Individual health	5,871	115	342	737	441	703	220
Group life and health	2,480	22	134	801	166	530	320
Annuity	18,289	—	37	11,271	984	19,574	(7,757)

	$51,846	$137	$1,177	$14,482	$3,191	$25,050	$(6,131)

Year ended December 31, 2020
Individual life	$24,275	$—	$685	$2,264	$1,460	$5,342	$1,388
Individual health	5,760	112	401	750	423	908	405
Group life and health	2,468	23	138	841	159	496	347
Annuity	18,328	—	33	12,868	1,319	19,336	(3,775)

	$50,831	$135	$1,257	$16,723	$3,361	$26,082	$(1,635)

Year ended December 31, 2019
Individual life	$22,141	$—	$472	$2,884	$1,267	$2,658	$1,255
Individual health	5,567	185	299	750	357	1,034	262
Group life and health	2,463	31	138	866	155	471	305
Annuity	15,478	—	34	11,208	986	16,001	(4,217)

	$45,649	$216	$943	$15,708	$2,765	$20,164	$(2,395)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2021
Life insurance in force	$760,949	$700,434	$367,342	$427,857	86%

Premiums:
Individual life	$4,460	$4,016	$1,229	$1,673	73%
Individual health	787	62	12	737	2%
Group life and health	920	136	17	801	2%
Annuity	11,424	166	13	11,271	0%

	$17,591	$4,380	$1,271	$14,482	9%

Year ended December 31, 2020
Life insurance in force	$739,067	$736,338	$397,134	$399,863	99%

Premiums:
Individual life	$4,173	$3,106	$1,197	$2,264	53%
Individual health	797	61	14	750	2%
Group life and health	948	133	26	841	3%
Annuity	13,273	418	13	12,868	0%

	$19,191	$3,718	$1,250	$16,723	7%

Year ended December 31, 2019
Life insurance in force	$726,805	$809,789	$421,752	$338,768	124%

Premiums:
Individual life	$4,575	$2,988	$1,297	$2,884	45%
Individual health	797	66	19	750	3%
Group life and health	968	137	35	866	4%
Annuity	11,582	517	143	11,208	1%

	$ 17,922	$ 3,708	$ 1,494	$ 15,708	10%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

WRL Series Life Account G

Years Ended December 31, 2021 and 2020

Transamerica Life Insurance Company

WRL Series Life Account G

Financial Statements

Years Ended December 31, 2021 and 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of WRL Series Life Account G

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of WRL Series Life Account G indicated in the table below as of December 31, 2021, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Life Account G as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

AB Balanced Wealth Strategy Class B Shares	TA Aegon Sustainable Equity Income Initial Class
Fidelity® VIP Index 500 Service Class 2	TA Aegon U.S. Government Securities Initial Class
Franklin Allocation Class 4 Shares	TA BlackRock Global Real Estate Securities Initial Class
ProFund Access VP High Yield	TA BlackRock Government Money Market Initial Class
ProFund VP Asia 30	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
ProFund VP Basic Materials	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
ProFund VP Bull	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
ProFund VP Consumer Services	TA BlackRock iShares Edge 40 Initial Class
ProFund VP Emerging Markets	TA BlackRock Tactical Allocation Initial Class
ProFund VP Europe 30	TA International Focus Initial Class
ProFund VP Falling U.S. Dollar	TA Janus Balanced Initial Class
ProFund VP Financials	TA Janus Mid-Cap Growth Initial Class
ProFund VP Government Money Market	TA JPMorgan Asset Allocation - Conservative Initial Class
ProFund VP International	TA JPMorgan Asset Allocation - Growth Initial Class
ProFund VP Japan	TA JPMorgan Asset Allocation - Moderate Initial Class
ProFund VP Mid-Cap	TA JPMorgan Asset Allocation - Moderate Growth Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Core Bond Initial Class
ProFund VP Oil & Gas	TA JPMorgan Enhanced Index Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan International Moderate Growth Initial Class
ProFund VP Precious Metals	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short Emerging Markets	TA Managed Risk - Balanced ETF Initial Class
ProFund VP Short International	TA Managed Risk - Growth ETF Initial Class
ProFund VP Short NASDAQ-100	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Short Small-Cap	TA Morgan Stanley Global Allocation Initial Class
ProFund VP Small-Cap	TA Multi-Managed Balanced Initial Class
ProFund VP Small-Cap Value	TA PIMCO Tactical - Balanced Initial Class
ProFund VP Telecommunications	TA PIMCO Tactical - Conservative Initial Class
ProFund VP U.S. Government Plus	TA PIMCO Tactical - Growth Initial Class
ProFund VP UltraNASDAQ-100	TA PIMCO Total Return Initial Class
ProFund VP UltraSmall-Cap	TA Small/Mid Cap Value Initial Class
ProFund VP Utilities	TA T. Rowe Price Small Cap Initial Class
TA Aegon High Yield Bond Initial Class	TA WMC US Growth Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of WRL Series Life Account G based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of WRL Series Life Account G in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the custodian, the transfer agent, or the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 20, 2022

We have served as the auditor of one or more of the subaccounts of WRL Series Life Account G since 2014.

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AB Balanced Wealth Strategy Class B Shares	3,043.865	$33,383	$35,248	$(1)	$35,247	1,184	$29.770108	$29.770108
Fidelity® VIP Index 500 Service Class 2	1,514.718	560,350	699,724	(61)	699,663	17,454	40.086016	40.086016
Franklin Allocation Class 4 Shares	5,100.108	34,016	31,468	(1)	31,467	1,026	30.673517	30.673517
ProFund Access VP High Yield	0.124	4	3	(3)	-	-	19.979978	19.979978
ProFund VP Asia 30	15.148	955	807	(1)	806	71	11.369096	11.369096
ProFund VP Basic Materials	87.684	7,072	7,448	(5)	7,443	411	18.092931	18.092931
ProFund VP Bull	-	-	-	-	-	-	32.221334	32.221334
ProFund VP Consumer Services	2.577	188	199	1	200	4	47.735928	47.735928
ProFund VP Emerging Markets	14.310	484	430	-	430	50	8.679118	8.679118
ProFund VP Europe 30	-	-	-	-	-	-	11.460100	11.460100
ProFund VP Falling U.S. Dollar	-	-	-	-	-	-	5.708594	5.708594
ProFund VP Financials	-	-	-	-	-	-	19.630950	19.630950
ProFund VP Government Money Market	4,558,608.260	4,558,608	4,558,608	(6)	4,558,602	479,592	9.505161	9.505161
ProFund VP International	13.442	302	300	-	300	28	10.603260	10.603260
ProFund VP Japan	0.052	3	3	(3)	-	-	15.017905	15.017905
ProFund VP Mid-Cap	6,323.146	131,327	135,758	(1)	135,757	4,853	27.972023	27.972023
ProFund VP NASDAQ-100	4,292.214	311,597	317,066	(4)	317,062	4,672	67.862609	67.862609
ProFund VP Oil & Gas	97.044	2,656	2,721	(1)	2,720	371	7.331073	7.331073
ProFund VP Pharmaceuticals	390.594	15,975	16,467	2	16,469	557	29.585899	29.585899
ProFund VP Precious Metals	66.051	2,004	1,858	-	1,858	300	6.197998	6.197998
ProFund VP Short Emerging Markets	469.486	11,235	11,977	(1)	11,976	5,369	2.230444	2.230444
ProFund VP Short International	-	-	-	-	-	-	2.441673	2.441673
ProFund VP Short NASDAQ-100	-	-	-	-	-	-	0.449968	0.449968
ProFund VP Short Small-Cap	-	-	-	-	-	-	0.799591	0.799591
ProFund VP Small-Cap	-	-	-	-	-	-	27.049196	27.049196
ProFund VP Small-Cap Value	407.297	20,919	22,194	-	22,194	793	27.994155	27.994155
ProFund VP Telecommunications	-	-	-	-	-	-	15.958642	15.958642
ProFund VP U.S. Government Plus	0.371	8	8	(8)	-	-	21.387338	21.387338
ProFund VP UltraNASDAQ-100	9,134.174	861,619	907,206	30	907,236	4,339	209.067829	209.067829
ProFund VP UltraSmall-Cap	798.923	20,918	20,972	1	20,973	575	36.478028	36.478028
ProFund VP Utilities	406.032	16,199	17,244	1	17,245	765	22.550348	22.550348
TA Aegon High Yield Bond Initial Class	41,085.331	317,300	317,179	(2)	317,177	13,761	23.048358	23.048358
TA Aegon Sustainable Equity Income Initial Class	3,163.134	63,080	66,774	-	66,774	3,036	21.992901	21.992901
TA Aegon U.S. Government Securities Initial Class	24,044.403	287,215	249,581	-	249,581	23,958	10.417457	14.585360
TA BlackRock Global Real Estate Securities Initial Class	2,659.237	31,297	35,022	(1)	35,021	1,972	17.757846	17.757846
TA BlackRock Government Money Market Initial Class	1,469.290	1,469	1,469	(5)	1,464	210	6.964740	9.872785
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	424.290	4,867	4,905	-	4,905	315	15.570183	15.570183
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	-	-	-	-	-	15.831886	15.831886
TA BlackRock iShares Active Asset Allocation-Moderate Growth Initial Class	2,102.137	23,396	24,448	-	24,448	1,601	15.272065	15.272065

See accompanying notes	2

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Assets and Liabilities

December 31, 2021

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA BlackRock iShares Edge 40 Initial Class	2,070.418	$17,802	$21,118	$-	$21,118	1,794	$11.769862	$15.418238
TA BlackRock Tactical Allocation Initial Class	3,652.420	34,165	31,046	-	31,046	1,579	19.658812	19.658812
TA International Focus Initial Class	3,711.330	40,012	39,971	-	39,971	2,027	19.716032	19.716032
TA Janus Balanced Initial Class	-	-	-	-	-	-	25.968936	25.968936
TA Janus Mid - Cap Growth Initial Class	8,857.899	309,399	394,442	6	394,448	14,404	25.100483	35.621994
TA JPMorgan Asset Allocation - Conservative Initial Class	420.442	4,904	4,835	-	4,835	262	18.465853	18.465853
TA JPMorgan Asset Allocation - Growth Initial Class	15,528.146	210,003	243,792	(1)	243,791	9,236	26.395069	26.395069
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-	20.459101	20.459101
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	10,520.151	147,906	152,227	-	152,227	6,759	22.521259	22.521259
TA JPMorgan Core Bond Initial Class	-	-	-	-	-	-	16.534297	16.534297
TA JPMorgan Enhanced Index Initial Class	5,158.867	140,527	142,746	(1)	142,745	3,416	41.791180	41.791180
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-	16.175691	16.175691
TA JPMorgan Tactical Allocation Initial Class	1,861.216	28,923	29,035	2	29,037	1,731	16.777587	16.777587
TA Managed Risk - Balanced ETF Initial Class	-	-	-	-	-	-	19.162351	19.162351
TA Managed Risk - Growth ETF Initial Class	3,111.698	32,959	36,749	2	36,751	1,742	21.094715	21.094715
TA Morgan Stanley Capital Growth Initial Class	24,521.011	813,263	716,749	1	716,750	9,442	75.909761	75.909761
TA Morgan Stanley Global Allocation Initial Class	-	-	-	-	-	-	18.967353	18.967353
TA Multi - Managed Balanced Initial Class	95,321.541	1,231,953	1,780,606	4	1,780,610	79,655	22.354099	30.795760
TA PIMCO Tactical - Balanced Initial Class	1,706.142	20,917	21,003	-	21,003	1,130	18.580635	18.580635
TA PIMCO Tactical - Conservative Initial Class	-	-	-	-	-	-	17.337508	17.337508
TA PIMCO Tactical - Growth Initial Class	-	-	-	-	-	-	19.022658	19.022658
TA PIMCO Total Return Initial Class	6,021.025	66,631	66,713	-	66,713	4,157	16.048923	16.048923
TA Small/Mid Cap Value Initial Class	16,197.970	314,339	395,716	3	395,719	13,358	27.858017	33.916959
TA T. Rowe Price Small Cap Initial Class	2,692.351	50,344	51,182	(2)	51,180	1,037	49.339555	49.339555
TA WMC US Growth Initial Class	2,623.979	98,761	119,286	3	119,289	2,963	31.661384	43.200950

See accompanying notes.	3

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	AB Balanced Wealth Strategy Class B Shares Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount	Franklin Allocation Class 4 Shares Subaccount	ProFund Access VP High Yield Subaccount	ProFund VP Asia 30 Subaccount

Net Assets as of December 31, 2019:	$26,853	$196,500	$25,822	$-	$40,125

Investment Income:
Reinvested Dividends	563	4,479	344	-	83
Investment Expense:
Mortality and Expense Risk and Administrative Charges	130	1,067	128	48	68

Net Investment Income (Loss)	433	3,412	216	(48)	15

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	802	655	6,623	-	755
Realized Gain (Loss) on Investments	(68)	3,229	(76)	-	1,597

Net Realized Capital Gains (Losses) on Investments	734	3,884	6,547	-	2,352
Net Change in Unrealized Appreciation (Depreciation)	1,150	37,058	(3,892)	-	85

Net Gain (Loss) on Investment	1,884	40,942	2,655	-	2,437

Net Increase (Decrease) in Net Assets Resulting from Operations	2,317	44,354	2,871	(48)	2,452

Increase (Decrease) in Net Assets from Contract Transactions	(172)	116,373	(173)	48	(42,438)

Total Increase (Decrease) in Net Assets	2,145	160,727	2,698	-	(39,986)

Net Assets as of December 31, 2020:	$28,998	$357,227	$28,520	$-	$139

Investment Income:
Reinvested Dividends	81	6,135	475	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	156	2,541	150	-	14

Net Investment Income (Loss)	(75)	3,594	325	-	(14)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	700	3,306	-	-	11
Realized Gain (Loss) on Investments	(18)	39,169	(76)	-	(1,430)

Net Realized Capital Gains (Losses) on Investments	682	42,475	(76)	-	(1,419)
Net Change in Unrealized Appreciation (Depreciation)	3,153	73,033	2,874	-	(165)

Net Gain (Loss) on Investment	3,835	115,508	2,798	-	(1,584)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,760	119,102	3,123	-	(1,598)

Increase (Decrease) in Net Assets from Contract Transactions	2,489	223,334	(176)	-	2,265

Total Increase (Decrease) in Net Assets	6,249	342,436	2,947	-	667

Net Assets as of December 31, 2021:	$35,247	$699,663	$31,467	$-	$806

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Basic Materials Subaccount	ProFund VP Bull Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Emerging Markets Subaccount	ProFund VP Europe 30 Subaccount
Net Assets as of December 31, 2019:	$4,152	$-	$19,829	$44,625	$-

Investment Income:
Reinvested Dividends	13	-	-	138	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12	-	18	108	-

Net Investment Income (Loss)	1	-	(18)	30	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	162	-	166	-	-
Realized Gain (Loss) on Investments	594	-	630	4,394	-

Net Realized Capital Gains (Losses) on Investments	756	-	796	4,394	-
Net Change in Unrealized Appreciation (Depreciation)	198	-	(1,378)	(112)	-

Net Gain (Loss) on Investment	954	-	(582)	4,282	-

Net Increase (Decrease) in Net Assets Resulting from Operations	955	-	(600)	4,312	-

Increase (Decrease) in Net Assets from Contract Transactions	74	-	(18,708)	(42,631)	-

Total Increase (Decrease) in Net Assets	1,029	-	(19,308)	(38,319)	-

Net Assets as of December 31, 2020:	$5,181	$-	$521	$6,306	$-

Investment Income:
Reinvested Dividends	9	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31	-	3	44	29

Net Investment Income (Loss)	(22)	-	(3)	(44)	(29)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	71	-	36	-	-
Realized Gain (Loss) on Investments	948	-	(1)	(2,292)	1,184

Net Realized Capital Gains (Losses) on Investments	1,019	-	35	(2,292)	1,184
Net Change in Unrealized Appreciation (Depreciation)	65	-	8	(553)	-

Net Gain (Loss) on Investment	1,084	-	43	(2,845)	1,184

Net Increase (Decrease) in Net Assets Resulting from Operations	1,062	-	40	(2,889)	1,155

Increase (Decrease) in Net Assets from Contract Transactions	1,200	-	(361)	(2,987)	(1,155)

Total Increase (Decrease) in Net Assets	2,262	-	(321)	(5,876)	-

Net Assets as of December 31, 2021:	$7,443	$-	$200	$430	$-

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount	ProFund VP Japan Subaccount

Net Assets as of December 31, 2019:	$-	$-	$76,894	$-	$28,037

Investment Income:
Reinvested Dividends	-	-	258	-	60
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23	-	5,759	-	117

Net Investment Income (Loss)	(23)	-	(5,501)	-	(57)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	335	-	-	2	(1,237)

Net Realized Capital Gains (Losses) on Investments	335	-	-	2	(1,237)
Net Change in Unrealized Appreciation (Depreciation)	190	-	-	28	4,361

Net Gain (Loss) on Investment	525	-	-	30	3,124

Net Increase (Decrease) in Net Assets Resulting from Operations	502	-	(5,501)	30	3,067

Increase (Decrease) in Net Assets from Contract Transactions	26,609	-	1,120,225	1,497	(6,476)

Total Increase (Decrease) in Net Assets	27,111	-	1,114,724	1,527	(3,409)

Net Assets as of December 31, 2020:	$27,111	$-	$1,191,618	$1,527	$24,628

Investment Income:
Reinvested Dividends	-	-	208	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31	-	8,545	9	106

Net Investment Income (Loss)	(31)	-	(8,337)	(9)	(106)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	3,493
Realized Gain (Loss) on Investments	(725)	-	-	239	2,631

Net Realized Capital Gains (Losses) on Investments	(725)	-	-	239	6,124
Net Change in Unrealized Appreciation (Depreciation)	(190)	-	-	(30)	(4,934)

Net Gain (Loss) on Investment	(915)	-	-	209	1,190

Net Increase (Decrease) in Net Assets Resulting from Operations	(946)	-	(8,337)	200	1,084

Increase (Decrease) in Net Assets from Contract Transactions	(26,165)	-	3,375,321	(1,427)	(25,712)

Total Increase (Decrease) in Net Assets	(27,111)	-	3,366,984	(1,227)	(24,628)

Net Assets as of December 31, 2021:	$-	$-	$4,558,602	$300	$-

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP Pharmaceuticals Subaccount	ProFund VP Precious Metals Subaccount
Net Assets as of December 31, 2019:	$14,367	$109,400	$-	$10,884	$54,007

Investment Income:
Reinvested Dividends	102	-	-	15	23
Investment Expense:
Mortality and Expense Risk and Administrative Charges	63	1,175	-	60	67

Net Investment Income (Loss)	39	(1,175)	-	(45)	(44)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,149	6,354	-	-	-
Realized Gain (Loss) on Investments	(259)	76,791	2	(433)	9,120

Net Realized Capital Gains (Losses) on Investments	2,890	83,145	2	(433)	9,120
Net Change in Unrealized Appreciation (Depreciation)	(1,474)	(2,202)	(53)	2,171	(8,770)

Net Gain (Loss) on Investment	1,416	80,943	(51)	1,738	350

Net Increase (Decrease) in Net Assets Resulting from Operations	1,455	79,768	(51)	1,693	306

Increase (Decrease) in Net Assets from Contract Transactions	21,120	(68,048)	1,198	(428)	(52,495)

Total Increase (Decrease) in Net Assets	22,575	11,720	1,147	1,265	(52,189)

Net Assets as of December 31, 2020:	$36,942	$121,120	$1,147	$12,149	$1,818

Investment Income:
Reinvested Dividends	-	-	27	41	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	473	979	6	107	20

Net Investment Income (Loss)	(473)	(979)	21	(66)	(20)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,657	20,154	-	203	-
Realized Gain (Loss) on Investments	4,849	50,236	247	(2,817)	838

Net Realized Capital Gains (Losses) on Investments	6,506	70,390	247	(2,614)	838
Net Change in Unrealized Appreciation (Depreciation)	5,269	(2,195)	118	(533)	(218)

Net Gain (Loss) on Investment	11,775	68,195	365	(3,147)	620

Net Increase (Decrease) in Net Assets Resulting from Operations	11,302	67,216	386	(3,213)	600

Increase (Decrease) in Net Assets from Contract Transactions	87,513	128,726	1,187	7,533	(560)

Total Increase (Decrease) in Net Assets	98,815	195,942	1,573	4,320	40

Net Assets as of December 31, 2021:	$135,757	$317,062	$2,720	$16,469	$1,858

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ- 100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount

Net Assets as of December 31, 2019:	$-	$-	$2,702,270	$-	$37,973

Investment Income:
Reinvested Dividends	-	-	3,092	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4	-	6,868	-	36

Net Investment Income (Loss)	(4)	-	(3,776)	-	(36)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	21
Realized Gain (Loss) on Investments	(460)	-	(128,219)	-	(1,789)

Net Realized Capital Gains (Losses) on Investments	(460)	-	(128,219)	-	(1,768)
Net Change in Unrealized Appreciation (Depreciation)	-	-	(342,739)	-	2,005

Net Gain (Loss) on Investment	(460)	-	(470,958)	-	237

Net Increase (Decrease) in Net Assets Resulting from Operations	(464)	-	(474,734)	-	201

Increase (Decrease) in Net Assets from Contract Transactions	464	-	(741,464)	-	(15,903)

Total Increase (Decrease) in Net Assets	-	-	(1,216,198)	-	(15,702)

Net Assets as of December 31, 2020:	$-	$-	$1,486,072	$-	$22,271

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25	-	1,120	-	92

Net Investment Income (Loss)	(25)	-	(1,120)	-	(92)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	1,199
Realized Gain (Loss) on Investments	152	-	(499,985)	-	3,329

Net Realized Capital Gains (Losses) on Investments	152	-	(499,985)	-	4,528
Net Change in Unrealized Appreciation (Depreciation)	742	-	490,136	-	(1,792)

Net Gain (Loss) on Investment	894	-	(9,849)	-	2,736

Net Increase (Decrease) in Net Assets Resulting from Operations	869	-	(10,969)	-	2,644

Increase (Decrease) in Net Assets from Contract Transactions	11,107	-	(1,475,103)	-	(24,915)

Total Increase (Decrease) in Net Assets	11,976	-	(1,486,072)	-	(22,271)

Net Assets as of December 31, 2021:	$11,976	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Small-Cap Value Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP Ultra NASDAQ-100 Subaccount	ProFund VP UltraSmall-Cap Subaccount

Net Assets as of December 31, 2019:	$37,449	$-	$64	$869,481	$-

Investment Income:
Reinvested Dividends	-	-	1	-	3
Investment Expense:
Mortality and Expense Risk and Administrative Charges	31	-	14	6,287	11

Net Investment Income (Loss)	(31)	-	(13)	(6,287)	(8)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	203,662	327
Realized Gain (Loss) on Investments	(3,334)	-	(133)	392,207	5,725

Net Realized Capital Gains (Losses) on Investments	(3,334)	-	(133)	595,869	6,052
Net Change in Unrealized Appreciation (Depreciation)	1,377	-	-	97,814	1,282

Net Gain (Loss) on Investment	(1,957)	-	(133)	693,683	7,334

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,988)	-	(146)	687,396	7,326

Increase (Decrease) in Net Assets from Contract Transactions	(15,522)	-	82	(37,706)	(4,271)

Total Increase (Decrease) in Net Assets	(17,510)	-	(64)	649,690	3,055

Net Assets as of December 31, 2020:	$19,939	$-	$-	$1,519,171	$3,055

Investment Income:
Reinvested Dividends	26	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	126	-	928	13,322	49

Net Investment Income (Loss)	(100)	-	(928)	(13,322)	(49)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	61,314	1,103,474	281
Realized Gain (Loss) on Investments	5,943	-	(51,769)	1,006,044	2,138

Net Realized Capital Gains (Losses) on Investments	5,943	-	9,545	2,109,518	2,419
Net Change in Unrealized Appreciation (Depreciation)	218	-	1	(156,119)	(1,228)

Net Gain (Loss) on Investment	6,161	-	9,546	1,953,399	1,191

Net Increase (Decrease) in Net Assets Resulting from Operations	6,061	-	8,618	1,940,077	1,142

Increase (Decrease) in Net Assets from Contract Transactions	(3,806)	-	(8,618)	(2,552,012)	16,776

Total Increase (Decrease) in Net Assets	2,255	-	-	(611,935)	17,918

Net Assets as of December 31, 2021:	$22,194	$-	$-	$907,236	$20,973

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	ProFund VP Utilities Subaccount	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon Sustainable Equity Income Initial Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA BlackRock Global Real Estate Securities Initial Class Subaccount

Net Assets as of December 31, 2019:	$24,994	$47,853	$90,318	$255,281	$26,193

Investment Income:
Reinvested Dividends	137	2,903	2,120	4,471	2,929
Investment Expense:
Mortality and Expense Risk and Administrative Charges	35	221	360	8,425	117

Net Investment Income (Loss)	102	2,682	1,760	(3,954)	2,812

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,906	-	8,568	327	1,738
Realized Gain (Loss) on Investments	(3,334)	(538)	(2,696)	(1,123)	(34)

Net Realized Capital Gains (Losses) on Investments	(1,428)	(538)	5,872	(796)	1,704
Net Change in Unrealized Appreciation (Depreciation)	(226)	(380)	(15,062)	19,030	(4,746)

Net Gain (Loss) on Investment	(1,654)	(918)	(9,190)	18,234	(3,042)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,552)	1,764	(7,430)	14,280	(230)

Increase (Decrease) in Net Assets from Contract Transactions	(18,856)	(5,028)	(2,640)	(5,144)	(155)

Total Increase (Decrease) in Net Assets	(20,408)	(3,264)	(10,070)	9,136	(385)

Net Assets as of December 31, 2020:	$4,586	$44,589	$80,248	$264,417	$25,808

Investment Income:
Reinvested Dividends	279	2,574	1,981	5,472	739
Investment Expense:
Mortality and Expense Risk and Administrative Charges	68	297	448	8,014	148

Net Investment Income (Loss)	211	2,277	1,533	(2,542)	591

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	17,565	-
Realized Gain (Loss) on Investments	809	(569)	1,918	(1,150)	(10)

Net Realized Capital Gains (Losses) on Investments	809	(569)	1,918	16,415	(10)
Net Change in Unrealized Appreciation (Depreciation)	1,031	247	14,890	(28,190)	6,127

Net Gain (Loss) on Investment	1,840	(322)	16,808	(11,775)	6,117

Net Increase (Decrease) in Net Assets Resulting from Operations	2,051	1,955	18,341	(14,317)	6,708

Increase (Decrease) in Net Assets from Contract Transactions	10,608	270,633	(31,815)	(519)	2,505

Total Increase (Decrease) in Net Assets	12,659	272,588	(13,474)	(14,836)	9,213

Net Assets as of December 31, 2021:	$17,245	$317,177	$66,774	$249,581	$35,021

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA BlackRock Government Money Market Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Conservative Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Initial Class Subaccount	TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class Subaccount

Net Assets as of December 31, 2019:	$1,589	$-	$19,466	$87,672

Investment Income:
Reinvested Dividends	205	-	399	1,709
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,144	-	80	383

Net Investment Income (Loss)	(939)	-	319	1,326

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	345	1,614
Realized Gain (Loss) on Investments	-	-	(1,141)	(3,715)

Net Realized Capital Gains (Losses) on Investments	-	-	(796)	(2,101)
Net Change in Unrealized Appreciation (Depreciation)	-	-	454	(1,928)

Net Gain (Loss) on Investment	-	-	(342)	(4,029)

Net Increase (Decrease) in Net Assets Resulting from Operations	(939)	-	(23)	(2,703)

Increase (Decrease) in Net Assets from Contract Transactions	259,968	-	(13,250)	(62,157)

Total Increase (Decrease) in Net Assets	259,029	-	(13,273)	(64,860)

Net Assets as of December 31, 2020:	$260,618	$-	$6,193	$22,812

Investment Income:
Reinvested Dividends	2	66	71	189
Investment Expense:
Mortality and Expense Risk and Administrative Charges	940	25	28	117

Net Investment Income (Loss)	(938)	41	43	72

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	78	-	-
Realized Gain (Loss) on Investments	-	103	409	(3)

Net Realized Capital Gains (Losses) on Investments	-	181	409	(3)
Net Change in Unrealized Appreciation (Depreciation)	-	38	32	1,618

Net Gain (Loss) on Investment	-	219	441	1,615

Net Increase (Decrease) in Net Assets Resulting from Operations	(938)	260	484	1,687

Increase (Decrease) in Net Assets from Contract Transactions	(258,216)	4,645	(6,677)	(51)

Total Increase (Decrease) in Net Assets	(259,154)	4,905	(6,193)	1,636

Net Assets as of December 31, 2021:	$1,464	$4,905	$-	$24,448

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA BlackRock iShares Edge 40 Initial Class	TA BlackRock Tactical Allocation Initial Class	TA International Focus Initial Class	TA Janus Balanced Initial Class	TA Janus Mid-Cap Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2019:	$23,160	$25,963	$48,269	$43,598	$313,190

Investment Income:
Reinvested Dividends	552	944	922	379	716
Investment Expense:
Mortality and Expense Risk and Administrative Charges	701	132	202	112	7,121

Net Investment Income (Loss)	(149)	812	720	267	(6,405)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	157	2,601	-	906	25,630
Realized Gain (Loss) on Investments	593	(91)	(115)	2,909	2,319

Net Realized Capital Gains (Losses) on Investments	750	2,510	(115)	3,815	27,949
Net Change in Unrealized Appreciation (Depreciation)	730	(8)	5,658	(2,161)	22,797

Net Gain (Loss) on Investment	1,480	2,502	5,543	1,654	50,746

Net Increase (Decrease) in Net Assets Resulting from Operations	1,331	3,314	6,263	1,921	44,341

Increase (Decrease) in Net Assets from Contract Transactions	(3,225)	(176)	(20,805)	(37,733)	20,293

Total Increase (Decrease) in Net Assets	(1,894)	3,138	(14,542)	(35,812)	64,634

Net Assets as of December 31, 2020:	$21,266	$29,101	$33,727	$7,786	$377,824

Investment Income:
Reinvested Dividends	369	1,557	919	108	1,090
Investment Expense:
Mortality and Expense Risk and Administrative Charges	660	151	250	35	8,998

Net Investment Income (Loss)	(291)	1,406	669	73	(7,908)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	410	1,895	-	340	49,246
Realized Gain (Loss) on Investments	262	(85)	10,778	1,599	11,792

Net Realized Capital Gains (Losses) on Investments	672	1,810	10,778	1,939	61,038
Net Change in Unrealized Appreciation (Depreciation)	187	(1,078)	(8,305)	(965)	(3,043)

Net Gain (Loss) on Investment	859	732	2,473	974	57,995

Net Increase (Decrease) in Net Assets Resulting from Operations	568	2,138	3,142	1,047	50,087

Increase (Decrease) in Net Assets from Contract Transactions	(716)	(193)	3,102	(8,833)	(33,463)

Total Increase (Decrease) in Net Assets	(148)	1,945	6,244	(7,786)	16,624

Net Assets as of December 31, 2021:	$21,118	$31,046	$39,971	$-	$394,448

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA JPMorgan Asset Allocation - Conservative Initial Class Subaccount	TA JPMorgan Asset Allocation - Growth Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Initial Class Subaccount	TA JPMorgan Asset Allocation - Moderate Growth Initial Class Subaccount	TA JPMorgan Core Bond Initial Class Subaccount

Net Assets as of December 31, 2019:	$-	$145,306	$-	$32,129	$9,956

Investment Income:
Reinvested Dividends	-	2,550	-	739	387
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	737	-	176	44

Net Investment Income (Loss)	-	1,813	-	563	343

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	11,967	-	1,865	27
Realized Gain (Loss) on Investments	-	721	-	(44)	423

Net Realized Capital Gains (Losses) on Investments	-	12,688	-	1,821	450
Net Change in Unrealized Appreciation (Depreciation)	-	21,987	-	3,246	(182)

Net Gain (Loss) on Investment	-	34,675	-	5,067	268

Net Increase (Decrease) in Net Assets Resulting from Operations	-	36,488	-	5,630	611

Increase (Decrease) in Net Assets from Contract Transactions	-	8,075	-	9,898	(7,268)

Total Increase (Decrease) in Net Assets	-	44,563	-	15,528	(6,657)

Net Assets as of December 31, 2020:	$-	$189,869	$-	$47,657	$3,299

Investment Income:
Reinvested Dividends	118	4,174	-	3,241	89
Investment Expense:
Mortality and Expense Risk and Administrative Charges	25	1,126	-	512	13

Net Investment Income (Loss)	93	3,048	-	2,729	76

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	76	15,247	-	3,720	119
Realized Gain (Loss) on Investments	91	17,351	-	370	(142)

Net Realized Capital Gains (Losses) on Investments	167	32,598	-	4,090	(23)
Net Change in Unrealized Appreciation (Depreciation)	(69)	1,472	-	2,441	(111)

Net Gain (Loss) on Investment	98	34,070	-	6,531	(134)

Net Increase (Decrease) in Net Assets Resulting from Operations	191	37,118	-	9,260	(58)

Increase (Decrease) in Net Assets from Contract Transactions	4,644	16,804	-	95,310	(3,241)

Total Increase (Decrease) in Net Assets	4,835	53,922	-	104,570	(3,299)

Net Assets as of December 31, 2021:	$4,835	$243,791	$-	$152,227	$-

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan International Moderate Growth Initial Class Subaccount	TA JPMorgan Tactical Allocation Initial Class Subaccount	TA Managed Risk -Balanced ETF Initial Class Subaccount	TA Managed Risk -Growth ETF Initial Class Subaccount
Net Assets as of December 31, 2019:	$16,276	$-	$57,303	$-	$28,353

Investment Income:
Reinvested Dividends	-	-	1,145	72	675
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13	-	258	6	143

Net Investment Income (Loss)	(13)	-	887	66	532

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,172	39	801
Realized Gain (Loss) on Investments	175	-	427	118	17

Net Realized Capital Gains (Losses) on Investments	175	-	1,599	157	818
Net Change in Unrealized Appreciation (Depreciation)	(610)	-	3,035	-	25

Net Gain (Loss) on Investment	(435)	-	4,634	157	843

Net Increase (Decrease) in Net Assets Resulting from Operations	(448)	-	5,521	223	1,375

Increase (Decrease) in Net Assets from Contract Transactions	(15,314)	-	(12,260)	(223)	2,670

Total Increase (Decrease) in Net Assets	(15,762)	-	(6,739)	-	4,045

Net Assets as of December 31, 2020:	$514	$-	$50,564	$-	$32,398

Investment Income:
Reinvested Dividends	826	-	953	-	393
Investment Expense:
Mortality and Expense Risk and Administrative Charges	326	-	247	-	174

Net Investment Income (Loss)	500	-	706	-	219

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	12,050	-	3,130	-	1,648
Realized Gain (Loss) on Investments	85	-	2,720	-	45

Net Realized Capital Gains (Losses) on Investments	12,135	-	5,850	-	1,693
Net Change in Unrealized Appreciation (Depreciation)	2,205	-	(3,946)	-	2,515

Net Gain (Loss) on Investment	14,340	-	1,904	-	4,208

Net Increase (Decrease) in Net Assets Resulting from Operations	14,840	-	2,610	-	4,427

Increase (Decrease) in Net Assets from Contract Transactions	127,391	-	(24,137)	-	(74)

Total Increase (Decrease) in Net Assets	142,231	-	(21,527)	-	4,353

Net Assets as of December 31, 2021:	$142,745	$-	$29,037	$-	$36,751

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Global Allocation Initial Class Subaccount	TA Multi-Managed Balanced Initial Class Subaccount	TA PIMCO Tactical - Balanced Initial Class Subaccount	TA PIMCO Tactical -Conservative Initial Class Subaccount
Net Assets as of December 31, 2019:	$87,226	$19,778	$1,461,546	$-	$-

Investment Income:
Reinvested Dividends	-	396	23,383	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	687	84	46,312	-	-

Net Investment Income (Loss)	(687)	312	(22,929)	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,129	1,250	59,991	-	-
Realized Gain (Loss) on Investments	36,902	(631)	33,290	13	-

Net Realized Capital Gains (Losses) on Investments	43,031	619	93,281	13	-
Net Change in Unrealized Appreciation (Depreciation)	58,371	1,190	106,905	-	-

Net Gain (Loss) on Investment	101,402	1,809	200,186	13	-

Net Increase (Decrease) in Net Assets Resulting from Operations	100,715	2,121	177,257	13	-

Increase (Decrease) in Net Assets from Contract Transactions	20,881	(14,671)	(61,932)	(13)	-

Total Increase (Decrease) in Net Assets	121,596	(12,550)	115,325	-	-

Net Assets as of December 31, 2020:	$208,822	$7,228	$1,576,871	$-	$-

Investment Income:
Reinvested Dividends	-	92	19,241	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,651	32	52,824	32	-

Net Investment Income (Loss)	(1,651)	60	(33,583)	(32)	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,166	1,031	90,374	-	-
Realized Gain (Loss) on Investments	17,051	176	22,783	-	-

Net Realized Capital Gains (Losses) on Investments	77,217	1,207	113,157	-	-
Net Change in Unrealized Appreciation (Depreciation)	(159,013)	(663)	131,002	86	-

Net Gain (Loss) on Investment	(81,796)	544	244,159	86	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(83,447)	604	210,576	54	-

Increase (Decrease) in Net Assets from Contract Transactions	591,375	(7,832)	(6,837)	20,949	-

Total Increase (Decrease) in Net Assets	507,928	(7,228)	203,739	21,003	-

Net Assets as of December 31, 2021:	$716,750	$-	$1,780,610	$21,003	$-

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

WRL Series Life Account G

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2020 and 2021

	TA PIMCO Tactical - Growth Initial Class Subaccount	TA PIMCO Total Return Initial Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount	TA WMC US Growth Initial Class Subaccount
Net Assets as of December 31, 2019:	$-	$83,968	$301,434	$97,320	$160,172

Investment Income:
Reinvested Dividends	-	7,107	3,032	-	115
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	667	6,109	437	1,181

Net Investment Income (Loss)	-	6,440	(3,077)	(437)	(1,066)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	734	10,566	5,470	8,406
Realized Gain (Loss) on Investments	-	1,798	(306)	(17,920)	4,310

Net Realized Capital Gains (Losses) on Investments	-	2,532	10,260	(12,450)	12,716
Net Change in Unrealized Appreciation (Depreciation)	-	407	(3,422)	17,624	20,358

Net Gain (Loss) on Investment	-	2,939	6,838	5,174	33,074

Net Increase (Decrease) in Net Assets Resulting from Operations	-	9,379	3,761	4,737	32,008

Increase (Decrease) in Net Assets from Contract Transactions	-	(8,250)	4,678	37,049	(66,413)

Total Increase (Decrease) in Net Assets	-	1,129	8,439	41,786	(34,405)

Net Assets as of December 31, 2020:	$-	$85,097	$309,873	$139,106	$125,767

Investment Income:
Reinvested Dividends	-	1,667	2,368	-	111
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	517	8,460	392	1,276

Net Investment Income (Loss)	-	1,150	(6,092)	(392)	(1,165)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	6,588	-	6,212	20,501
Realized Gain (Loss) on Investments	-	(9,701)	13,888	20,434	20,030

Net Realized Capital Gains (Losses) on Investments	-	(3,113)	13,888	26,646	40,531
Net Change in Unrealized Appreciation (Depreciation)	-	321	70,822	(16,366)	(14,036)

Net Gain (Loss) on Investment	-	(2,792)	84,710	10,280	26,495

Net Increase (Decrease) in Net Assets Resulting from Operations	-	(1,642)	78,618	9,888	25,330

Increase (Decrease) in Net Assets from Contract Transactions	-	(16,742)	7,228	(97,814)	(31,808)

Total Increase (Decrease) in Net Assets	-	(18,384)	85,846	(87,926)	(6,478)

Net Assets as of December 31, 2021:	$-	$66,713	$395,719	$51,180	$119,289

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

1. Organization

WRL Series Life Account G (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of the Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Asset Advisor, WRL Benefactor, and WRL Evolution.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Allocation Class 4 Shares	Franklin Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund Access VP High Yield	ProFund Access VP High Yield Fund
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus

17

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Sustainable Equity Income Initial Class	Transamerica Aegon Sustainable Equity Income VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA BlackRock Global Real Estate Securities Initial Class	Transamerica BlackRock Global Real Estate Securities VP Initial Class
TA BlackRock Government Money Market Initial Class	Transamerica BlackRock Government Money Market VP Initial Class
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA BlackRock iShares Edge 40 Initial Class	Transamerica BlackRock iShares Edge 40 VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA International Focus Initial Class	Transamerica International Focus VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA JPMorgan Asset Allocation - Conservative Initial Class	Transamerica JPMorgan Asset Allocation - Conservative VP Initial Class
TA JPMorgan Asset Allocation - Growth Initial Class	Transamerica JPMorgan Asset Allocation - Growth VP Initial Class
TA JPMorgan Asset Allocation - Moderate Initial Class	Transamerica JPMorgan Asset Allocation - Moderate VP Initial Class
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan International Moderate Growth Initial Class	Transamerica JPMorgan International Moderate Growth Fund VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA Managed Risk - Balanced ETF Initial Class	Transamerica Managed Risk - Balanced ETF VP Service Class
TA Managed Risk - Growth ETF Initial Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Global Allocation Initial Class	Transamerica Morgan Stanley Global Allocation VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return Bond VP Initial Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

18

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

1. Organization (continued)

The following subaccount name changes were made effective during the fiscal year ended December 31, 2021:

Subaccount	Formerly
ProFund Access VP High Yield	Access VP High Yield
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	TA QS Investors Active Asset Allocation - Conservative Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	TA QS Investors Active Asset Allocation - Moderate Initial Class
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	TA QS Investors Active Asset Allocation - Moderate Growth Initial Class
TA International Focus Initial Class	TA International Growth Initial Class

19

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2021.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2021.

20

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$3,450	$336
Fidelity® VIP Index 500 Service Class 2	342,052	111,795
Franklin Allocation Class 4 Shares	475	326
ProFund Access VP High Yield	-	-
ProFund VP Asia 30	18,503	16,241
ProFund VP Basic Materials	14,346	13,098
ProFund VP Bull	-	-
ProFund VP Consumer Services	36	365
ProFund VP Emerging Markets	27,445	30,475
ProFund VP Europe 30	48,700	49,884
ProFund VP Falling U.S. Dollar	1,958	28,154
ProFund VP Financials	-	-
ProFund VP Government Money Market	8,589,691	5,222,708
ProFund VP International	8,910	10,346
ProFund VP Japan	3,493	25,815
ProFund VP Mid-Cap	151,095	62,397
ProFund VP NASDAQ-100	1,229,993	1,082,092
ProFund VP Oil & Gas	2,441	1,232
ProFund VP Pharmaceuticals	132,187	124,517
ProFund VP Precious Metals	13,056	13,635
ProFund VP Short Emerging Markets	19,088	8,005
ProFund VP Short International	-	-
ProFund VP Short NASDAQ-100	-	1,476,222
ProFund VP Short Small-Cap	-	-
ProFund VP Small-Cap	30,075	53,882
ProFund VP Small-Cap Value	40,351	44,257
ProFund VP Telecommunications	-	-
ProFund VP U.S. Government Plus	679,558	627,787
ProFund VP UltraNASDAQ-100	8,925,612	10,387,483
ProFund VP UltraSmall-Cap	21,267	4,260
ProFund VP Utilities	28,836	18,017
TA Aegon High Yield Bond Initial Class	545,689	272,779
TA Aegon Sustainable Equity Income Initial Class	61,013	91,295
TA Aegon U.S. Government Securities Initial Class	23,038	8,533
TA BlackRock Global Real Estate Securities Initial Class	3,408	312
TA BlackRock Government Money Market Initial Class	1,985	261,140

21

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

3. Investments (continued)

Subaccount	Purchases	Sales
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	$14,036	$9,272
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	71	6,705
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	189	169
TA BlackRock iShares Edge 40 Initial Class	779	1,376
TA BlackRock Tactical Allocation Initial Class	3,452	344
TA International Focus Initial Class	40,919	37,148
TA Janus Balanced Initial Class	448	8,867
TA Janus Mid-Cap Growth Initial Class	183,940	176,066
TA JPMorgan Asset Allocation - Conservative Initial Class	14,075	9,262
TA JPMorgan Asset Allocation - Growth Initial Class	95,729	60,629
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	106,961	5,203
TA JPMorgan Core Bond Initial Class	209	3,255
TA JPMorgan Enhanced Index Initial Class	140,651	709
TA JPMorgan International Moderate Growth Initial Class	-	-
TA JPMorgan Tactical Allocation Initial Class	56,959	77,260
TA Managed Risk - Balanced ETF Initial Class	-	-
TA Managed Risk - Growth ETF Initial Class	2,042	250
TA Morgan Stanley Capital Growth Initial Class	690,161	40,272
TA Morgan Stanley Global Allocation Initial Class	1,123	7,864
TA Multi-Managed Balanced Initial Class	109,616	59,663
TA PIMCO Tactical - Balanced Initial Class	20,987	70
TA PIMCO Tactical - Conservative Initial Class	-	-
TA PIMCO Tactical - Growth Initial Class	-	-
TA PIMCO Total Return Initial Class	162,393	171,396
TA Small/Mid Cap Value Initial Class	80,973	79,838
TA T. Rowe Price Small Cap Initial Class	10,931	102,925
TA WMC US Growth Initial Class	52,500	64,972

22

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
		and Transferred	Net Increase		and Transferred	Net Increase
Subaccount	Units Purchased	to/from	(Decrease)	Units Purchased	to/from	(Decrease)
AB Balanced Wealth Strategy Class B Shares	92	(7)	85	-	(7)	(7)
Fidelity® VIP Index 500 Service Class 2	9,156	(3,075)	6,081	4,888	(857)	4,031
Franklin Allocation Class 4 Shares	-	(6)	(6)	-	(7)	(7)
ProFund Access VP High Yield	-	-	-	24,766	(24,766)	-
ProFund VP Asia 30	1,104	(1,043)	61	2,852	(6,701)	(3,849)
ProFund VP Basic Materials	842	(789)	53	783	(757)	26
ProFund VP Bull	-	-	-	-	-	-
ProFund VP Consumer Services	-	(8)	(8)	1	(571)	(570)
ProFund VP Emerging Markets	2,426	(2,969)	(543)	7,937	(12,633)	(4,696)
ProFund VP Europe 30	4,282	(4,282)	-	-	-	-
ProFund VP Falling U.S. Dollar	317	(4,663)	(4,346)	10,534	(6,188)	4,346
ProFund VP Financials	-	-	-	-	-	-
ProFund VP Government Money Market	902,199	(547,364)	354,835	484,521	(367,778)	116,743
ProFund VP International	834	(962)	(128)	313	(157)	156
ProFund VP Japan	-	(1,695)	(1,695)	632	(1,163)	(531)
ProFund VP Mid-Cap	5,539	(2,292)	3,247	1,089	(171)	918
ProFund VP NASDAQ-100	20,486	(18,030)	2,456	69,837	(70,521)	(684)
ProFund VP Oil & Gas	325	(190)	135	474	(238)	236
ProFund VP Pharmaceuticals	4,612	(4,509)	103	141	(143)	(2)
ProFund VP Precious Metals	1,950	(1,916)	34	3,703	(13,187)	(9,484)
ProFund VP Short Emerging Markets	9,107	(3,738)	5,369	1,604	(1,604)	-
ProFund VP Short International	-	-	-	-	-	-
ProFund VP Short NASDAQ-100	-	(2,460,400)	(2,460,400)	2,470,737	(2,557,867)	(87,130)
ProFund VP Short Small-Cap	-	-	-	-	-	-
ProFund VP Small-Cap	1,060	(1,985)	(925)	967	(1,879)	(912)
ProFund VP Small-Cap Value	1,529	(1,647)	(118)	953	(1,763)	(810)
ProFund VP Telecommunications	-	-	-	-	-	-

23

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
		and Transferred	Net Increase		and Transferred	Net Increase
Subaccount	Units Purchased	to/from	(Decrease)	Units Purchased	to/from	(Decrease)
ProFund VP U.S. Government Plus	30,304	(30,304)	-	911	(914)	(3)
ProFund VP UltraNASDAQ-100	49,190	(55,878)	(6,688)	83,415	(84,087)	(672)
ProFund VP UltraSmall-Cap	576	(104)	472	3,249	(3,146)	103
ProFund VP Utilities	1,385	(854)	531	990	(1,992)	(1,002)
TA Aegon High Yield Bond Initial Class	23,618	(11,904)	11,714	195	(444)	(249)
TA Aegon Sustainable Equity Income Initial Class	2,850	(4,259)	(1,409)	752	(919)	(167)
TA Aegon U.S. Government Securities Initial Class	-	(49)	(49)	-	(468)	(468)
TA BlackRock Global Real Estate Securities Initial Class	157	(10)	147	-	(13)	(13)
TA BlackRock Government Money Market Initial Class	202	(26,318)	(26,116)	26,210	(99)	26,111
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	929	(614)	315	-	-	-
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	(422)	(422)	-	(947)	(947)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	-	(3)	(3)	-	(4,417)	(4,417)
TA BlackRock iShares Edge 40 Initial Class	-	(63)	(63)	-	(292)	(292)
TA BlackRock Tactical Allocation Initial Class	-	(10)	(10)	2	(13)	(11)
TA International Focus Initial Class	2,045	(1,904)	141	583	(1,944)	(1,361)
TA Janus Balanced Initial Class	-	(345)	(345)	-	(1,859)	(1,859)
TA Janus Mid-Cap Growth Initial Class	3,911	(5,018)	(1,107)	4,274	(3,944)	330
TA JPMorgan Asset Allocation - Conservative Initial Class	773	(511)	262	-	-	-
TA JPMorgan Asset Allocation - Growth Initial Class	3,007	(2,334)	673	599	(170)	429
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	4,572	(212)	4,360	787	(240)	547
TA JPMorgan Core Bond Initial Class	-	(197)	(197)	-	(437)	(437)
TA JPMorgan Enhanced Index Initial Class	3,410	(10)	3,400	16	(603)	(587)
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-
TA JPMorgan Tactical Allocation Initial Class	3,218	(4,633)	(1,415)	26	(866)	(840)
TA Managed Risk - Balanced ETF Initial Class	-	-	-	194	(194)	-
TA Managed Risk - Growth ETF Initial Class	-	(4)	(4)	162	(5)	157

24

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
		and Transferred	Net Increase		and Transferred	Net Increase
Subaccount	Units Purchased	to/from	(Decrease)	Units Purchased	to/from	(Decrease)
TA Morgan Stanley Capital Growth Initial Class	7,189	(470)	6,719	2,553	(2,295)	258

TA Morgan Stanley Global Allocation Initial Class	-	(411)	(411)	-	(916)	(916)
TA Multi-Managed Balanced Initial Class	-	(346)	(346)	143	(3,415)	(3,272)

TA PIMCO Tactical - Balanced Initial Class	1,132	(2)	1,130	48	(48)	-
TA PIMCO Tactical - Conservative Initial Class	-	-	-	-	-	-

TA PIMCO Tactical - Growth Initial Class	-	-	-	-	-	-
TA PIMCO Total Return Initial Class	9,606	(10,679)	(1,073)	9,106	(9,405)	(299)

TA Small/Mid Cap Value Initial Class	2,440	(2,218)	222	529	(434)	95
TA T. Rowe Price Small Cap Initial Class	100	(2,187)	(2,087)	3,872	(3,435)	437

TA WMC US Growth Initial Class	773	(1,496)	(723)	455	(3,078)	(2,623)

25

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
	Units Purchased in	and Transferred	Dollar Net Increase	Units Purchased in	and Transferred	Dollar Net Increase
Subaccount	Dollars	to/from in Dollars	(Decrease)	Dollars	to/from in Dollars	(Decrease)
AB Balanced Wealth Strategy Class B Shares	$2,670	$(181)	$2,489	$-	$(172)	$(172)
Fidelity® VIP Index 500 Service Class 2	332,611	(109,277)	223,334	138,799	(22,426)	116,373
Franklin Allocation Class 4 Shares	-	(176)	(176)	-	(173)	(173)
ProFund Access VP High Yield	-	-	-	500,091	(500,043)	48
ProFund VP Asia 30	18,492	(16,227)	2,265	28,094	(70,532)	(42,438)
ProFund VP Basic Materials	14,267	(13,067)	1,200	9,549	(9,475)	74
ProFund VP Bull	-	-	-	-	-	-
ProFund VP Consumer Services	-	(361)	(361)	38	(18,746)	(18,708)
ProFund VP Emerging Markets	27,447	(30,434)	(2,987)	63,939	(106,570)	(42,631)
ProFund VP Europe 30	48,699	(49,854)	(1,155)	-	-	-
ProFund VP Falling U.S. Dollar	1,958	(28,123)	(26,165)	64,054	(37,445)	26,609
ProFund VP Financials	-	-	-	-	-	-
ProFund VP Government Money Market	8,589,652	(5,214,331)	3,375,321	4,640,759	(3,520,534)	1,120,225
ProFund VP International	8,911	(10,338)	(1,427)	3,007	(1,510)	1,497
ProFund VP Japan	-	(25,712)	(25,712)	6,615	(13,091)	(6,476)
ProFund VP Mid-Cap	149,442	(61,929)	87,513	24,293	(3,173)	21,120
ProFund VP NASDAQ-100	1,210,018	(1,081,292)	128,726	3,083,936	(3,151,984)	(68,048)
ProFund VP Oil & Gas	2,414	(1,227)	1,187	2,406	(1,208)	1,198
ProFund VP Pharmaceuticals	131,943	(124,410)	7,533	3,023	(3,451)	(428)
ProFund VP Precious Metals	13,059	(13,619)	(560)	26,046	(78,541)	(52,495)
ProFund VP Short Emerging Markets	19,088	(7,981)	11,107	6,053	(5,589)	464
ProFund VP Short International	-	-	-	-	-	-
ProFund VP Short NASDAQ-100	-	(1,475,103)	(1,475,103)	1,987,908	(2,729,372)	(741,464)
ProFund VP Short Small-Cap	-	-	-	-	-	-
ProFund VP Small-Cap	28,877	(53,792)	(24,915)	21,376	(37,279)	(15,903)
ProFund VP Small-Cap Value	40,328	(44,134)	(3,806)	19,806	(35,328)	(15,522)
ProFund VP Telecommunications	-	-	-	-	-	-

26

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
	Units Purchased in	and Transferred	Dollar Net Increase	Units Purchased in	and Transferred	Dollar Net Increase
Subaccount	Dollars	to/from in Dollars	(Decrease)	Dollars	to/from in Dollars	(Decrease)
ProFund VP U.S. Government Plus	$618,244	$(626,862)	$(8,618)	$22,447	$(22,365)	$82
ProFund VP UltraNASDAQ-100	7,825,892	(10,377,904)	(2,552,012)	7,005,062	(7,042,768)	(37,706)
ProFund VP UltraSmall-Cap	20,988	(4,212)	16,776	35,636	(39,907)	(4,271)
ProFund VP Utilities	28,560	(17,952)	10,608	18,832	(37,688)	(18,856)
TA Aegon High Yield Bond Initial Class	543,119	(272,486)	270,633	4,210	(9,238)	(5,028)
TA Aegon Sustainable Equity Income Initial Class	59,050	(90,865)	(31,815)	11,919	(14,559)	(2,640)
TA Aegon U.S. Government Securities Initial Class	-	(519)	(519)	-	(5,144)	(5,144)
TA BlackRock Global Real Estate Securities Initial Class	2,670	(165)	2,505	-	(155)	(155)
TA BlackRock Government Money Market Initial Class	2,000	(260,216)	(258,216)	260,947	(979)	259,968
TA BlackRock iShares Active Asset Allocation - Conservative Initial Class	13,893	(9,248)	4,645	-	-	-
TA BlackRock iShares Active Asset Allocation - Moderate Initial Class	-	(6,677)	(6,677)	-	(13,250)	(13,250)
TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class	-	(51)	(51)	-	(62,157)	(62,157)
TA BlackRock iShares Edge 40 Initial Class	-	(716)	(716)	-	(3,225)	(3,225)
TA BlackRock Tactical Allocation Initial Class	-	(193)	(193)	25	(201)	(176)
TA International Focus Initial Class	40,000	(36,898)	3,102	6,606	(27,411)	(20,805)
TA Janus Balanced Initial Class	-	(8,833)	(8,833)	-	(37,733)	(37,733)
TA Janus Mid-Cap Growth Initial Class	133,655	(167,118)	(33,463)	118,272	(97,979)	20,293
TA JPMorgan Asset Allocation - Conservative Initial Class	13,881	(9,237)	4,644	-	-	-
TA JPMorgan Asset Allocation - Growth Initial Class	76,347	(59,543)	16,804	11,617	(3,542)	8,075
TA JPMorgan Asset Allocation - Moderate Initial Class	-	-	-	-	-	-
TA JPMorgan Asset Allocation - Moderate Growth Initial Class	100,000	(4,690)	95,310	14,521	(4,623)	9,898
TA JPMorgan Core Bond Initial Class	-	(3,241)	(3,241)	-	(7,268)	(7,268)
TA JPMorgan Enhanced Index Initial Class	127,775	(384)	127,391	500	(15,814)	(15,314)
TA JPMorgan International Moderate Growth Initial Class	-	-	-	-	-	-
TA JPMorgan Tactical Allocation Initial Class	52,880	(77,017)	(24,137)	362	(12,622)	(12,260)

27

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2021			Year Ended December 31, 2020
		Units Redeemed			Units Redeemed
	Units Purchased in	and Transferred	Dollar Net Increase	Units Purchased in	and Transferred	Dollar Net Increase
Subaccount	Dollars	to/from in Dollars	(Decrease)	Dollars	to/from in Dollars	(Decrease)
TA Managed Risk - Balanced ETF Initial Class	$-	$-	$-	$3,023	$(3,246)	$(223)
TA Managed Risk - Growth ETF Initial Class	-	(74)	(74)	2,750	(80)	2,670
TA Morgan Stanley Capital Growth Initial Class	630,349	(38,974)	591,375	135,743	(114,862)	20,881
TA Morgan Stanley Global Allocation Initial Class	-	(7,832)	(7,832)	-	(14,671)	(14,671)
TA Multi-Managed Balanced Initial Class	-	(6,837)	(6,837)	3,048	(64,980)	(61,932)
TA PIMCO Tactical - Balanced Initial Class	20,988	(39)	20,949	729	(742)	(13)
TA PIMCO Tactical - Conservative Initial Class	-	-	-	-	-	-
TA PIMCO Tactical - Growth Initial Class	-	-	-	-	-	-
TA PIMCO Total Return Initial Class	154,182	(170,924)	(16,742)	143,442	(151,692)	(8,250)
TA Small/Mid Cap Value Initial Class	78,676	(71,448)	7,228	13,461	(8,783)	4,678
TA T. Rowe Price Small Cap Initial Class	4,769	(102,583)	(97,814)	146,359	(109,310)	37,049
TA WMC US Growth Initial Class	31,931	(63,739)	(31,808)	12,435	(78,848)	(66,413)

28

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

AB Balanced Wealth Strategy Class B Shares
12/31/2021	1,184	$29.77	to	$29.77	$35,247	0.26%	0.50%	to	0.50%	12.80%	to	12.80%
12/31/2020	1,099	26.39	to	26.39	28,998	2.17	0.50	to	0.50	8.71	to	8.71
12/31/2019	1,106	24.28	to	24.28	26,853	2.33	0.50	to	0.50	17.61	to	17.61
12/31/2018	1,113	20.64	to	20.64	22,973	1.66	0.50	to	0.50	(6.88)	to	(6.88)
12/31/2017	980	22.17	to	22.17	21,719	1.79	0.50	to	0.50	15.05	to	15.05

Fidelity® VIP Index 500 Service Class
12/31/2021	17,454	40.09	to	40.09	699,663	1.20	0.50	to	0.50	27.62	to	27.62
12/31/2020	11,373	31.41	to	31.41	357,227	2.09	0.50	to	0.50	17.36	to	17.36
12/31/2019	7,342	26.76	to	26.76	196,500	1.81	0.50	to	0.50	30.37	to	30.37
12/31/2018	14,768	20.53	to	20.53	303,183	1.70	0.50	to	0.50	(5.21)	to	(5.21)
12/31/2017	10,238	21.66	to	21.66	221,723	1.69	0.50	to	0.50	20.80	to	20.80

Franklin Allocation Class 4 Shares
12/31/2021	1,026	30.67	to	30.67	31,467	1.57	0.50	to	0.50	10.98	to	10.98
12/31/2020	1,032	27.64	to	27.64	28,520	1.34	0.50	to	0.50	11.19	to	11.19
12/31/2019	1,039	24.86	to	24.86	25,822	3.31	0.50	to	0.50	18.97	to	18.97
12/31/2018	1,045	20.89	to	20.89	21,840	3.30	0.50	to	0.50	(10.03)	to	(10.03)
12/31/2017	918	23.22	to	23.22	21,324	2.11	0.50	to	0.50	11.23	to	11.23

ProFund Access VP High Yield
12/31/2021	-	19.98	to	19.98	-	2.44	0.50	to	0.50	(0.23)	to	(0.23)
12/31/2020	-	20.03	to	20.03	-	-	0.50	to	0.50	(0.56)	to	(0.56)
12/31/2019	-	20.14	to	20.14	-	7.08	0.50	to	0.50	11.87	to	11.87
12/31/2018	-	18.00	to	18.00	-	2.39	0.50	to	0.50	(1.11)	to	(1.11)
12/31/2017	-	18.20	to	18.20	-	3.46	0.50	to	0.50	4.27	to	4.27

ProFund VP Asia
30 12/31/2021	71	11.37	to	11.37	806	-	0.50	to	0.50	(18.93)	to	(18.93)
12/31/2020	10	14.02	to	14.02	139	0.63	0.50	to	0.50	34.87	to	34.87
12/31/2019	3,859	10.40	to	10.40	40,125	-	0.50	to	0.50	25.68	to	25.68
12/31/2018	34	8.27	to	8.27	284	0.29	0.50	to	0.50	(19.00)	to	(19.00)
12/31/2017	4,325	10.21	to	10.21	44,179	-	0.50	to	0.50	32.22	to	32.22

ProFund VP Basic Materials
12/31/2021	411	18.09	to	18.09	7,443	0.14	0.50	to	0.50	25.00	to	25.00
12/31/2020	358	14.47	to	14.47	5,181	0.57	0.50	to	0.50	15.91	to	15.91
12/31/2019	332	12.49	to	12.49	4,152	-	0.50	to	0.50	17.13	to	17.13
12/31/2018	-	10.66	to	10.66	-	0.67	0.50	to	0.50	(18.07)	to	(18.07)
12/31/2017	1,972	13.01	to	13.01	25,665	0.84	0.50	to	0.50	22.35	to	22.35

ProFund VP Bull
12/31/2021	-	32.22	to	32.22	-	-	0.50	to	0.50	25.71	to	25.71
12/31/2020	-	25.63	to	25.63	-	-	0.50	to	0.50	15.46	to	15.46
12/31/2019	-	22.20	to	22.20	-	-	0.50	to	0.50	28.24	to	28.24
12/31/2018	-	17.31	to	17.31	-	-	0.50	to	0.50	(6.62)	to	(6.62)
12/31/2017	2	18.54	to	18.54	30	-	0.50	to	0.50	18.75	to	18.75

ProFund VP Consumer Services
12/31/2021	4	47.74	to	47.74	200	-	0.50	to	0.50	9.68	to	9.68
12/31/2020	12	43.52	to	43.52	521	-	0.50	to	0.50	27.71	to	27.71
12/31/2019	582	34.08	to	34.08	19,829	-	0.50	to	0.50	24.02	to	24.02
12/31/2018	558	27.48	to	27.48	15,327	-	0.50	to	0.50	0.11	to	0.11
12/31/2017	-	27.45	to	27.45	-	-	0.50	to	0.50	17.78	to	17.78

29

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

ProFund VP Emerging Markets
12/31/2021	50	$8.68	to	$8.68	$430	-%	0.50%	to	0.50%	(18.42	) %	to	(18.42	) %
12/31/2020	593	10.64	to	10.64	6,306	0.65	0.50	to	0.50	26.09		to	26.09
12/31/2019	5,289	8.44	to	8.44	44,625	0.09	0.50	to	0.50	23.62		to	23.62
12/31/2018	373	6.83	to	6.83	2,549	0.19	0.50	to	0.50	(15.69)		to	(15.69)
12/31/2017	12,534	8.10	to	8.10	101,474	0.07	0.50	to	0.50	32.60		to	32.60

ProFund VP Europe 30
12/31/2021	-	11.46	to	11.46	-	-	0.50	to	0.50	23.91		to	23.91
12/31/2020	-	9.25	to	9.25	-	-	0.50	to	0.50	(9.68)		to	(9.68)
12/31/2019	-	10.24	to	10.24	-	0.04	0.50	to	0.50	17.20		to	17.20
12/31/2018	30	8.74	to	8.74	258	2.56	0.50	to	0.50	(14.56)		to	(14.56)
12/31/2017	69	10.23	to	10.23	709	3.39	0.50	to	0.50	19.12		to	19.12

ProFund VP Falling U.S. Dollar
12/31/2021	-	5.71	to	5.71	-	-	0.50	to	0.50	(8.49)		to	(8.49)
12/31/2020	4,346	6.24	to	6.24	27,111	-	0.50	to	0.50	4.28		to	4.28
12/31/2019	-	5.98	to	5.98	-	-	0.50	to	0.50	(2.83)		to	(2.83)
12/31/2018	-	6.16	to	6.16	-	-	0.50	to	0.50	(6.78)		to	(6.78)
12/31/2017	-	6.60	to	6.60	-	-	0.50	to	0.50	7.92		to	7.92

ProFund VP Financials

12/31/2021	-	19.63	to	19.63	-	-	0.50	to	0.50	29.46		to	29.46
12/31/2020	-	15.16	to	15.16	-	-	0.50	to	0.50	(2.26)		to	(2.26)
12/31/2019	-	15.51	to	15.51	-	-	0.50	to	0.50	29.62		to	29.62
12/31/2018	8,210	11.97	to	11.97	98,264	0.36	0.50	to	0.50	(10.88)		to	(10.88)
12/31/2017	16,507	13.43	to	13.43	221,689	0.37	0.50	to	0.50	17.60		to	17.60

ProFund VP Government Money Market
12/31/2021	479,592	9.51	to	9.51	4,558,602	0.01	0.50	to	0.50	(0.49)		to	(0.49)
12/31/2020	124,757	9.55	to	9.55	1,191,618	0.02	0.50	to	0.50	(0.45)		to	(0.45)
12/31/2019	8,014	9.60	to	9.60	76,894	0.78	0.50	to	0.50	0.27		to	0.27
12/31/2018	24,736	9.57	to	9.57	236,708	0.48	0.50	to	0.50	(0.08)		to	(0.08)
12/31/2017	2,547	9.58	to	9.58	24,392	0.02	0.50	to	0.50	(0.48)		to	(0.48)

ProFund VP International
12/31/2021	28	10.60	to	10.60	300	-	0.50	to	0.50	8.28		to	8.28
12/31/2020	156	9.79	to	9.79	1,527	-	0.50	to	0.50	4.38		to	4.38
12/31/2019	-	9.38	to	9.38	-	-	0.50	to	0.50	18.68		to	18.68
12/31/2018	-	7.91	to	7.91	-	-	0.50	to	0.50	(16.18)		to	(16.18)
12/31/2017	2,153	9.43	to	9.43	20,306	-	0.50	to	0.50	21.19		to	21.19

ProFund VP Japan
12/31/2021	-	15.02	to	15.02	-	-	0.50	to	0.50	3.38		to	3.38
12/31/2020	1,695	14.53	to	14.53	24,628	0.26	0.50	to	0.50	15.36		to	15.36
12/31/2019	2,226	12.59	to	12.59	28,037	-	0.50	to	0.50	19.40		to	19.40
12/31/2018	-	10.55	to	10.55	-	-	0.50	to	0.50	(12.08)		to	(12.08)

12/31/2017	-	12.00	to	12.00	-	-	0.50	to	0.50	17.86		to	17.86
ProFund VP Mid-Cap
12/31/2021	4,853	27.97	to	27.97	135,757	-	0.50	to	0.50	21.60		to	21.60
12/31/2020	1,606	23.00	to	23.00	36,942	0.81	0.50	to	0.50	10.21		to	10.21
12/31/2019	688	20.87	to	20.87	14,367	0.30	0.50	to	0.50	22.91		to	22.91
12/31/2018	263	16.98	to	16.98	4,465	-	0.50	to	0.50	(13.30)		to	(13.30)
12/31/2017	488	19.59	to	19.59	9,566	-	0.50	to	0.50	12.87		to	12.87

ProFund VP NASDAQ-100
12/31/2021	4,672	67.86	to	67.86	317,062	-	0.50	to	0.50	24.18		to	24.18
12/31/2020	2,216	54.65	to	54.65	121,120	-	0.50	to	0.50	44.84		to	44.84
12/31/2019	2,900	37.73	to	37.73	109,400	-	0.50	to	0.50	36.02		to	36.02
12/31/2018	815	27.74	to	27.74	22,607	-	0.50	to	0.50	(2.36)		to	(2.36)
12/31/2017	7,236	28.41	to	28.41	205,545	-	0.50	to	0.50	29.72		to	29.72

30

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

ProFund VP Oil & Gas
12/31/2021	371	$7.33	to	$7.33	$2,720	2.30%	0.50%	to	0.50%	51.17%	to	51.17%
12/31/2020	236	4.85	to	4.85	1,147	0.02	0.50	to	0.50	(34.79)	to	(34.79)
12/31/2019	-	7.44	to	7.44	-	-	0.50	to	0.50	7.98	to	7.98
12/31/2018	-	6.89	to	6.89	-	0.82	0.50	to	0.50	(20.62)	to	(20.62)
12/31/2017	12,649	8.68	to	8.68	109,747	1.24	0.50	to	0.50	(3.65)	to	(3.65)

ProFund VP Pharmaceuticals
12/31/2021	557	29.59	to	29.59	16,469	0.19	0.50	to	0.50	10.65	to	10.65
12/31/2020	454	26.74	to	26.74	12,149	0.13	0.50	to	0.50	11.95	to	11.95
12/31/2019	456	23.88	to	23.88	10,884	0.85	0.50	to	0.50	13.47	to	13.47
12/31/2018	457	21.05	to	21.05	9,622	0.61	0.50	to	0.50	(6.67)	to	(6.67)
12/31/2017	3,881	22.55	to	22.55	87,529	0.91	0.50	to	0.50	9.81	to	9.81

ProFund VP Precious Metals
12/31/2021	300	6.20	to	6.20	1,858	-	0.50	to	0.50	(9.39)	to	(9.39)
12/31/2020	266	6.84	to	6.84	1,818	0.18	0.50	to	0.50	23.49	to	23.49
12/31/2019	9,750	5.54	to	5.54	54,007	0.03	0.50	to	0.50	45.25	to	45.25
12/31/2018	9,366	3.81	to	3.81	35,717	-	0.50	to	0.50	(13.90)	to	(13.90)
12/31/2017	8,641	4.43	to	4.43	38,273	-	0.50	to	0.50	4.76	to	4.76

ProFund VP Short Emerging Markets
12/31/2021	5,369	2.23	to	2.23	11,976	-	0.50	to	0.50	9.41	to	9.41
12/31/2020	-	2.04	to	2.04	-	-	0.50	to	0.50	(32.10)	to	(32.10)
12/31/2019	-	3.00	to	3.00	-	-	0.50	to	0.50	(21.39)	to	(21.39)
12/31/2018	630	3.82	to	3.82	2,405	-	0.50	to	0.50	12.02	to	12.02
12/31/2017	-	3.41	to	3.41	-	-	0.50	to	0.50	(28.20)	to	(28.20)

ProFund VP Short International
12/31/2021	-	2.44	to	2.44	-	-	0.50	to	0.50	(13.83)	to	(13.83)
12/31/2020	-	2.83	to	2.83	-	-	0.50	to	0.50	(17.36)	to	(17.36)
12/31/2019	-	3.43	to	3.43	-	-	0.50	to	0.50	(17.83)	to	(17.83)
12/31/2018	-	4.17	to	4.17	-	-	0.50	to	0.50	14.90	to	14.90
12/31/2017	-	3.63	to	3.63	-	-	0.50	to	0.50	(21.03)	to	(21.03)

ProFund VP Short NASDAQ-100
12/31/2021	-	0.45	to	0.45	-	-	0.50	to	0.50	(25.50)	to	(25.50)
12/31/2020	2,460,400	0.60	to	0.60	1,486,072	0.23	0.50	to	0.50	(43.06)	to	(43.06)
12/31/2019	2,547,530	1.06	to	1.06	2,702,270	-	0.50	to	0.50	(28.41)	to	(28.41)
12/31/2018	152,131	1.48	to	1.48	225,420	-	0.50	to	0.50	(3.37)	to	(3.37)
12/31/2017	904,007	1.53	to	1.53	1,386,275	-	0.50	to	0.50	(25.62)	to	(25.62)

ProFund VP Short Small-Cap
12/31/2021	-	0.80	to	0.80	-	-	0.50	to	0.50	(19.45)	to	(19.45)
12/31/2020	-	0.99	to	0.99	-	-	0.50	to	0.50	(32.30)	to	(32.30)
12/31/2019	-	1.47	to	1.47	-	-	0.50	to	0.50	(21.18)	to	(21.18)
12/31/2018	-	1.86	to	1.86	-	-	0.50	to	0.50	9.84	to	9.84
12/31/2017	-	1.69	to	1.69	-	-	0.50	to	0.50	(14.63)	to	(14.63)

ProFund VP Small-Cap
12/31/2021	-	27.05	to	27.05	-	-	0.50	to	0.50	12.32	to	12.32
12/31/2020	925	24.08	to	24.08	22,271	-	0.50	to	0.50	16.47	to	16.47
12/31/2019	1,837	20.68	to	20.68	37,973	-	0.50	to	0.50	22.99	to	22.99
12/31/2018	4,221	16.81	to	16.81	70,969	-	0.50	to	0.50	(13.33)	to	(13.33)
12/31/2017	246	19.40	to	19.40	4,763	-	0.50	to	0.50	11.87	to	11.87

ProFund VP Small-Cap Value
12/31/2021	793	27.99	to	27.99	22,194	0.10	0.50	to	0.50	27.92	to	27.92
12/31/2020	911	21.88	to	21.88	19,939	-	0.50	to	0.50	0.56	to	0.56
12/31/2019	1,721	21.76	to	21.76	37,449	-	0.50	to	0.50	21.95	to	21.95
12/31/2018	778	17.85	to	17.85	13,891	-	0.50	to	0.50	(14.64)	to	(14.64)
12/31/2017	179	20.91	to	20.91	3,748	0.01	0.50	to	0.50	9.17	to	9.17

31

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

ProFund VP Telecommunications
12/31/2021	-	$15.96	to	$15.96	$-	-%	0.50%	to	0.50%	17.82%	to	17.82%
12/31/2020	-	13.54	to	13.54	-	-	0.50	to	0.50	2.64	to	2.64
12/31/2019	-	13.20	to	13.20	-	-	0.50	to	0.50	14.20	to	14.20
12/31/2018	-	11.56	to	11.56	-	-	0.50	to	0.50	(15.53)	to	(15.53)
12/31/2017	-	13.68	to	13.68	-	-	0.50	to	0.50	(2.61)	to	(2.61)

ProFund VP U.S. Government Plus
12/31/2021	-	21.39	to	21.39	-	-	0.50	to	0.50	(7.55)	to	(7.55)
12/31/2020	-	23.13	to	23.13	-	0.04	0.50	to	0.50	20.09	to	20.09
12/31/2019	3	19.26	to	19.26	64	0.95	0.50	to	0.50	17.63	to	17.63
12/31/2018	1,471	16.38	to	16.38	24,097	0.88	0.50	to	0.50	(5.90)	to	(5.90)
12/31/2017	877	17.40	to	17.40	15,266	0.35	0.50	to	0.50	8.94	to	8.94

ProFund VP UltraNASDAQ-100
12/31/2021	4,339	209.07	to	209.07	907,236	-	0.50	to	0.50	51.75	to	51.75
12/31/2020	11,027	137.77	to	137.77	1,519,171	-	0.50	to	0.50	85.37	to	85.37
12/31/2019	11,699	74.32	to	74.32	869,481	-	0.50	to	0.50	78.77	to	78.77
12/31/2018	54,114	41.57	to	41.57	2,249,664	-	0.50	to	0.50	(10.08)	to	(10.08)
12/31/2017	11,646	46.23	to	46.23	538,464	-	0.50	to	0.50	67.49	to	67.49

ProFund VP UltraSmall-Cap
12/31/2021	575	36.48	to	36.48	20,973	-	0.50	to	0.50	22.69	to	22.69
12/31/2020	103	29.73	to	29.73	3,055	0.11	0.50	to	0.50	15.81	to	15.81
12/31/2019	-	25.67	to	25.67	-	-	0.50	to	0.50	46.60	to	46.60
12/31/2018	-	17.51	to	17.51	-	-	0.50	to	0.50	(27.32)	to	(27.32)
12/31/2017	-	24.09	to	24.09	-	-	0.50	to	0.50	24.58	to	24.58

ProFund VP Utilities
12/31/2021	765	22.55	to	22.55	17,245	2.01	0.50	to	0.50	14.83	to	14.83
12/31/2020	234	19.64	to	19.64	4,586	1.99	0.50	to	0.50	(2.89)	to	(2.89)
12/31/2019	1,236	20.22	to	20.22	24,994	1.80	0.50	to	0.50	22.26	to	22.26
12/31/2018	963	16.54	to	16.54	15,920	1.69	0.50	to	0.50	2.37	to	2.37
12/31/2017	559	16.16	to	16.16	9,038	4.12	0.50	to	0.50	10.09	to	10.09

TA Aegon High Yield Bond Initial Class
12/31/2021	13,761	23.05	to	23.05	317,177	4.18	0.50	to	0.50	5.82	to	5.82
12/31/2020	2,047	21.78	to	21.78	44,589	6.54	0.50	to	0.50	4.52	to	4.52
12/31/2019	2,296	20.84	to	20.84	47,853	6.35	0.50	to	0.50	13.64	to	13.64
12/31/2018	2,343	18.34	to	18.34	42,957	5.74	0.50	to	0.50	(2.84)	to	(2.84)
12/31/2017	3,898	18.87	to	18.87	73,562	5.39	0.50	to	0.50	6.91	to	6.91

TA Aegon Sustainable Equity Income Initial Class
12/31/2021	3,036	21.99	to	21.99	66,774	2.20	0.50	to	0.50	21.81	to	21.81
12/31/2020	4,445	18.05	to	18.05	80,248	2.95	0.50	to	0.50	(7.81)	to	(7.81)
12/31/2019	4,612	19.58	to	19.58	90,318	1.18	0.50	to	0.50	23.29	to	23.29
12/31/2018	4,354	15.88	to	15.88	69,166	1.41	0.50	to	0.50	(11.94)	to	(11.94)
12/31/2017	1,861	18.04	to	18.04	33,570	1.62	0.50	to	0.50	15.85	to	15.85

TA Aegon U.S. Government Securities Initial Class
12/31/2021	23,958	14.59	to	10.42	249,581	2.15	0.50	to	3.20	(2.88)	to	(5.42)
12/31/2020	24,007	15.02	to	11.01	264,417	1.67	0.50	to	3.20	8.43	to	5.60
12/31/2019	24,475	13.85	to	10.43	255,281	1.88	0.50	to	3.20	6.07	to	3.30
12/31/2018	24,557	13.06	to	10.10	247,973	3.02	0.50	to	3.20	(0.24)	to	(2.87)
12/31/2017	26,961	13.09	to	10.40	286,436	3.89	0.50	to	3.20	2.15	to	(0.52)

TA BlackRock Global Real Estate Securities Initial Class
12/31/2021	1,972	17.76	to	17.76	35,021	2.49	0.50	to	0.50	25.60	to	25.60
12/31/2020	1,825	14.14	to	14.14	25,808	12.53	0.50	to	0.50	(0.81)	to	(0.81)
12/31/2019	1,838	14.25	to	14.25	26,193	0.91	0.50	to	0.50	24.57	to	24.57
12/31/2018	1,849	11.44	to	11.44	21,157	8.57	0.50	to	0.50	(10.54)	to	(10.54)
12/31/2017	1,608	12.79	to	12.79	20,565	3.58	0.50	to	0.50	10.77	to	10.77

32

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

TA BlackRock Government Money Market Initial Class
12/31/2021	210	$9.87	to	$6.96	$1,464	-%	0.50%	to	3.20%	(0.49	) %	to	(3.10	) %
12/31/2020	26,326	9.92	to	7.19	260,618	0.09	0.50	to	3.20	(0.21)		to	(2.82)
12/31/2019	215	9.94	to	7.40	1,589	2.09	0.50	to	3.20	1.46		to	(1.19)
12/31/2018	10,167	9.80	to	7.49	99,130	1.87	0.50	to	3.20	1.30		to	(1.37)
12/31/2017	220	9.67	to	7.59	1,668	0.01	0.50	to	3.20	(0.49)		to	(3.09)

TA BlackRock iShares Active Asset Allocation - Conservative Initial Class
12/31/2021	315	15.57	to	15.57	4,905	1.30	0.50	to	0.50	5.45		to	5.45
12/31/2020	-	14.77	to	14.77	-	-	0.50	to	0.50	6.46		to	6.46
12/31/2019	-	13.87	to	13.87	-	-	0.50	to	0.50	10.91		to	10.91
12/31/2018	-	12.50	to	12.50	-	-	0.50	to	0.50	(3.09)		to	(3.09)
12/31/2017	-	12.90	to	12.90	-	2.27	0.50	to	0.50	11.36		to	11.36

TA BlackRock iShares Active Asset Allocation - Moderate Initial Class
12/31/2021	-	15.83	to	15.83	-	1.30	0.50	to	0.50	7.98		to	7.98
12/31/2020	422	14.66	to	14.66	6,193	2.51	0.50	to	0.50	3.08		to	3.08
12/31/2019	1,369	14.22	to	14.22	19,466	2.08	0.50	to	0.50	10.88		to	10.88
12/31/2018	1,411	12.83	to	12.83	18,104	1.91	0.50	to	0.50	(4.46)		to	(4.46)
12/31/2017	-	13.43	to	13.43	-	-	0.50	to	0.50	15.13		to	15.13

TA BlackRock iShares Active Asset Allocation - Moderate Growth Initial Class
12/31/2021	1,601	15.27	to	15.27	24,448	0.80	0.50	to	0.50	7.40		to	7.40
12/31/2020	1,604	14.22	to	14.22	22,812	2.23	0.50	to	0.50	(2.34)		to	(2.34)
12/31/2019	6,021	14.56	to	14.56	87,672	1.85	0.50	to	0.50	11.04		to	11.04
12/31/2018	6,161	13.11	to	13.11	80,785	1.56	0.50	to	0.50	(6.14)		to	(6.14)
12/31/2017	6,299	13.97	to	13.97	88,005	1.68	0.50	to	0.50	19.95		to	19.95

TA BlackRock iShares Edge 40 Initial Class
12/31/2021	1,794	15.42	to	11.77	21,118	1.76	0.50	to	3.20	5.56		to	2.80
12/31/2020	1,857	14.61	to	11.45	21,266	2.48	0.50	to	3.20	9.10		to	6.25
12/31/2019	2,149	13.39	to	10.78	23,160	2.23	0.50	to	3.20	14.73		to	11.73
12/31/2018	2,243	11.67	to	9.64	21,637	1.92	0.50	to	3.20	(4.62)		to	(7.13)
12/31/2017	2,357	12.23	to	10.38	24,476	1.74	0.50	to	3.20	9.20		to	6.35

TA BlackRock Tactical Allocation Initial Class
12/31/2021	1,579	19.66	to	19.66	31,046	5.16	0.50	to	0.50	7.37		to	7.37
12/31/2020	1,589	18.31	to	18.31	29,101	3.58	0.50	to	0.50	12.84		to	12.84
12/31/2019	1,600	16.23	to	16.23	25,963	4.16	0.50	to	0.50	16.84		to	16.84
12/31/2018	1,611	13.89	to	13.89	22,368	1.98	0.50	to	0.50	(4.69)		to	(4.69)
12/31/2017	1,410	14.57	to	14.57	20,552	2.66	0.50	to	0.50	11.47		to	11.47

TA International Focus Initial Class
12/31/2021	2,027	19.72	to	19.72	39,971	1.83	0.50	to	0.50	10.27		to	10.27
12/31/2020	1,886	17.88	to	17.88	33,727	2.28	0.50	to	0.50	20.30		to	20.30
12/31/2019	3,247	14.86	to	14.86	48,269	1.07	0.50	to	0.50	27.05		to	27.05
12/31/2018	1,333	11.70	to	11.70	15,591	1.29	0.50	to	0.50	(18.12)		to	(18.12)
12/31/2017	2,101	14.29	to	14.29	30,024	2.51	0.50	to	0.50	26.61		to	26.61

TA Janus Balanced Initial Class
12/31/2021	-	25.97	to	25.97	-	1.54	0.50	to	0.50	15.14		to	15.14
12/31/2020	345	22.56	to	22.56	7,786	1.72	0.50	to	0.50	14.02		to	14.02
12/31/2019	2,204	19.78	to	19.78	43,598	1.59	0.50	to	0.50	21.47		to	21.47
12/31/2018	2,172	16.28	to	16.28	35,365	2.54	0.50	to	0.50	(0.28)		to	(0.28)
12/31/2017	-	16.33	to	16.33	-	-	0.50	to	0.50	16.46		to	16.46

TA Janus Mid-Cap Growth Initial Class
12/31/2021	14,404	35.62	to	25.10	394,448	0.29	0.50	to	3.20	16.72		to	13.66
12/31/2020	15,511	30.52	to	22.08	377,824	0.24	0.50	to	3.20	18.61		to	15.51
12/31/2019	15,181	25.73	to	19.12	313,190	0.09	0.50	to	3.20	36.03		to	32.47
12/31/2018	19,626	18.92	to	14.43	318,383	0.06	0.50	to	3.20	(1.71)		to	(4.30)
12/31/2017	15,615	19.25	to	15.08	250,933	0.11	0.50	to	3.20	28.37		to	25.02

33

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

TA JPMorgan Asset Allocation - Conservative Initial Class
12/31/2021	262	$18.47	to	$18.47	$4,835	2.35%	0.50%	to	0.50%	5.37%	to	5.37%
12/31/2020	-	17.52	to	17.52	-	-	0.50	to	0.50	10.92	to	10.92
12/31/2019	-	15.80	to	15.80	-	-	0.50	to	0.50	13.34	to	13.34
12/31/2018	-	13.94	to	13.94	-	-	0.50	to	0.50	(4.46)	to	(4.46)
12/31/2017	-	14.59	to	14.59	-	-	0.50	to	0.50	12.25	to	12.25

TA JPMorgan Asset Allocation - Growth Initial Class
12/31/2021	9,236	26.40	to	26.40	243,791	1.85	0.50	to	0.50	19.05	to	19.05
12/31/2020	8,563	22.17	to	22.17	189,869	1.72	0.50	to	0.50	24.12	to	24.12
12/31/2019	8,134	17.86	to	17.86	145,306	1.75	0.50	to	0.50	25.42	to	25.42
12/31/2018	7,766	14.24	to	14.24	110,612	1.88	0.50	to	0.50	(10.84)	to	(10.84)
12/31/2017	7,856	15.97	to	15.97	125,497	1.44	0.50	to	0.50	24.02	to	24.02

TA JPMorgan Asset Allocation - Moderate Initial Class
12/31/2021	-	20.46	to	20.46	-	-	0.50	to	0.50	8.64	to	8.64
12/31/2020	-	18.83	to	18.83	-	-	0.50	to	0.50	12.04	to	12.04
12/31/2019	-	16.81	to	16.81	-	-	0.50	to	0.50	15.84	to	15.84
12/31/2018	-	14.51	to	14.51	-	-	0.50	to	0.50	(5.60)	to	(5.60)
12/31/2017	627	15.37	to	15.37	9,635	-	0.50	to	0.50	15.89	to	15.89

TA JPMorgan Asset Allocation - Moderate Growth Initial Class
12/31/2021	6,759	22.52	to	22.52	152,227	3.14	0.50	to	0.50	13.38	to	13.38
12/31/2020	2,399	19.86	to	19.86	47,657	2.10	0.50	to	0.50	14.49	to	14.49
12/31/2019	1,852	17.35	to	17.35	32,129	2.28	0.50	to	0.50	19.41	to	19.41
12/31/2018	1,479	14.53	to	14.53	21,494	1.74	0.50	to	0.50	(7.53)	to	(7.53)
12/31/2017	1,995	15.71	to	15.71	31,344	1.71	0.50	to	0.50	19.18	to	19.18

TA JPMorgan Core Bond Initial Class
12/31/2021	-	16.53	to	16.53	-	3.20	0.50	to	0.50	(1.52)	to	(1.52)
12/31/2020	197	16.79	to	16.79	3,299	4.40	0.50	to	0.50	6.93	to	6.93
12/31/2019	634	15.70	to	15.70	9,956	1.00	0.50	to	0.50	7.99	to	7.99
12/31/2018	652	14.54	to	14.54	9,481	3.09	0.50	to	0.50	(0.42)	to	(0.42)
12/31/2017	-	14.60	to	14.60	-	-	0.50	to	0.50	3.15	to	3.15

TA JPMorgan Enhanced Index Initial Class
12/31/2021	3,416	41.79	to	41.79	142,745	1.25	0.50	to	0.50	29.47	to	29.47
12/31/2020	16	32.28	to	32.28	514	-	0.50	to	0.50	19.57	to	19.57
12/31/2019	603	27.00	to	27.00	16,276	1.21	0.50	to	0.50	30.38	to	30.38
12/31/2018	566	20.71	to	20.71	11,729	1.10	0.50	to	0.50	(6.48)	to	(6.48)
12/31/2017	438	22.14	to	22.14	9,690	1.35	0.50	to	0.50	20.55	to	20.55

TA JPMorgan International Moderate Growth Initial Class
12/31/2021	-	16.18	to	16.18	-	-	0.50	to	0.50	8.71	to	8.71
12/31/2020	-	14.88	to	14.88	-	-	0.50	to	0.50	14.33	to	14.33
12/31/2019	-	13.02	to	13.02	-	-	0.50	to	0.50	17.19	to	17.19
12/31/2018	-	11.11	to	11.11	-	-	0.50	to	0.50	(12.03)	to	(12.03)
12/31/2017	767	12.63	to	12.63	9,679	1.50	0.50	to	0.50	21.18	to	21.18

TA JPMorgan Tactical Allocation Initial Class
12/31/2021	1,731	16.78	to	16.78	29,037	1.92	0.50	to	0.50	4.38	to	4.38
12/31/2020	3,146	16.07	to	16.07	50,564	2.22	0.50	to	0.50	11.81	to	11.81
12/31/2019	3,986	14.38	to	14.38	57,303	-	0.50	to	0.50	11.62	to	11.62
12/31/2018	3,560	12.88	to	12.88	45,856	0.10	0.50	to	0.50	(3.42)	to	(3.42)
12/31/2017	38	13.34	to	13.34	502	0.32	0.50	to	0.50	8.21	to	8.21

TA Managed Risk - Balanced ETF Initial Class
12/31/2021	-	19.16	to	19.16	-	-	0.50	to	0.50	9.11	to	9.11
12/31/2020	-	17.56	to	17.56	-	5.80	0.50	to	0.50	3.96	to	3.96
12/31/2019	-	16.89	to	16.89	-	-	0.50	to	0.50	15.35	to	15.35
12/31/2018	-	14.65	to	14.65	-	-	0.50	to	0.50	(4.81)	to	(4.81)
12/31/2017	-	15.39	to	15.39	-	-	0.50	to	0.50	13.16	to	13.16

34

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

TA Managed Risk - Growth ETF Initial Class
12/31/2021	1,742	$21.09	to	$21.09	$36,751	1.13%	0.50%	to	0.50%	13.68%	to	13.68%
12/31/2020	1,746	18.56	to	18.56	32,398	2.36	0.50	to	0.50	4.00	to	4.00
12/31/2019	1,589	17.84	to	17.84	28,353	1.86	0.50	to	0.50	19.15	to	19.15
12/31/2018	1,903	14.98	to	14.98	28,497	1.96	0.50	to	0.50	(7.45)	to	(7.45)
12/31/2017	1,384	16.18	to	16.18	22,396	1.88	0.50	to	0.50	18.19	to	18.19

TA Morgan Stanley Capital Growth Initial Class
12/31/2021	9,442	75.91	to	75.91	716,750	-	0.50	to	0.50	(1.03)	to	(1.03)
12/31/2020	2,723	76.70	to	76.70	208,822	-	0.50	to	0.50	116.79	to	116.79
12/31/2019	2,465	35.38	to	35.38	87,226	-	0.50	to	0.50	23.12	to	23.12
12/31/2018	617	28.73	to	28.73	17,722	-	0.50	to	0.50	6.15	to	6.15
12/31/2017	985	27.07	to	27.07	26,671	-	0.50	to	0.50	42.88	to	42.88

TA Morgan Stanley Global Allocation Initial Class
12/31/2021	-	18.97	to	18.97	-	1.42	0.50	to	0.50	7.88	to	7.88
12/31/2020	411	17.58	to	17.58	7,228	2.35	0.50	to	0.50	18.00	to	18.00
12/31/2019	1,327	14.90	to	14.90	19,778	1.98	0.50	to	0.50	17.62	to	17.62
12/31/2018	1,365	12.67	to	12.67	17,289	2.49	0.50	to	0.50	(7.86)	to	(7.86)
12/31/2017	-	13.75	to	13.75	-	-	0.50	to	0.50	13.18	to	13.18

TA Multi-Managed Balanced Initial Class
12/31/2021	79,655	30.80	to	22.35	1,780,610	1.15	0.50	to	3.20	16.46	to	13.41
12/31/2020	80,001	26.44	to	19.71	1,576,871	1.59	0.50	to	3.20	15.32	to	12.30
12/31/2019	83,273	22.93	to	17.55	1,461,546	1.65	0.50	to	3.20	21.16	to	17.99
12/31/2018	83,974	18.93	to	14.87	1,249,207	1.43	0.50	to	3.20	(4.14)	to	(6.66)
12/31/2017	84,972	19.74	to	15.94	1,354,431	0.85	0.50	to	3.20	13.57	to	10.61

TA PIMCO Tactical - Balanced Initial Class
12/31/2021	1,130	18.58	to	18.58	21,003	-	0.50	to	0.50	6.09	to	6.09
12/31/2020	-	17.51	to	17.51	-	-	0.50	to	0.50	8.64	to	8.64
12/31/2019	-	16.12	to	16.12	-	-	0.50	to	0.50	19.31	to	19.31
12/31/2018	-	13.51	to	13.51	-	-	0.50	to	0.50	(7.21)	to	(7.21)
12/31/2017	-	14.56	to	14.56	-	-	0.50	to	0.50	11.86	to	11.86

TA PIMCO Tactical - Conservative Initial Class
12/31/2021	-	17.34	to	17.34	-	-	0.50	to	0.50	3.91	to	3.91
12/31/2020	-	16.68	to	16.68	-	-	0.50	to	0.50	9.67	to	9.67
12/31/2019	-	15.21	to	15.21	-	-	0.50	to	0.50	17.27	to	17.27
12/31/2018	-	12.97	to	12.97	-	-	0.50	to	0.50	(5.39)	to	(5.39)
12/31/2017	-	13.71	to	13.71	-	-	0.50	to	0.50	10.15	to	10.15

TA PIMCO Tactical - Growth Initial Class
12/31/2021	-	19.02	to	19.02	-	-	0.50	to	0.50	8.97	to	8.97
12/31/2020	-	17.46	to	17.46	-	-	0.50	to	0.50	8.72	to	8.72
12/31/2019	-	16.06	to	16.06	-	-	0.50	to	0.50	21.37	to	21.37
12/31/2018	-	13.23	to	13.23	-	-	0.50	to	0.50	(7.95)	to	(7.95)
12/31/2017	-	14.37	to	14.37	-	-	0.50	to	0.50	14.56	to	14.56

TA PIMCO Total Return Initial Class
12/31/2021	4,157	16.05	to	16.05	66,713	1.60	0.50	to	0.50	(1.37)	to	(1.37)
12/31/2020	5,230	16.27	to	16.27	85,097	5.32	0.50	to	0.50	7.15	to	7.15
12/31/2019	5,529	15.19	to	15.19	83,968	1.70	0.50	to	0.50	7.87	to	7.87
12/31/2018	10,147	14.08	to	14.08	142,847	2.43	0.50	to	0.50	(1.15)	to	(1.15)
12/31/2017	2,854	14.24	to	14.24	40,651	-	0.50	to	0.50	4.36	to	4.36

TA Small/Mid Cap Value Initial Class
12/31/2021	13,358	33.92	to	27.86	395,719	0.64	0.50	to	3.20	27.49	to	24.15
12/31/2020	13,136	26.60	to	22.44	309,873	1.20	0.50	to	3.20	3.52	to	0.81
12/31/2019	13,041	25.70	to	22.26	301,434	0.94	0.50	to	3.20	24.66	to	21.40
12/31/2018	15,484	20.62	to	18.33	296,760	0.89	0.50	to	3.20	(11.90)	to	(14.22)
12/31/2017	13,964	23.40	to	21.37	306,678	1.15	0.50	to	3.20	14.98	to	11.98

35

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

TA T. Rowe Price Small Cap Initial Class
12/31/2021	1,037	$49.34	to	$49.34	$51,180	-%	0.50%	to	0.50%	10.82%	to	10.82%
12/31/2020	3,124	44.52	to	44.52	139,106	-	0.50	to	0.50	22.95	to	22.95
12/31/2019	2,687	36.21	to	36.21	97,320	-	0.50	to	0.50	32.11	to	32.11
12/31/2018	6,905	27.41	to	27.41	189,270	-	0.50	to	0.50	(7.55)	to	(7.55)
12/31/2017	7,294	29.65	to	29.65	216,251	-	0.50	to	0.50	21.78	to	21.78

TA WMC US Growth Initial Class
12/31/2021	2,963	43.20	to	31.66	119,289	0.08	0.50	to	3.20	20.07	to	16.92
12/31/2020	3,686	35.98	to	27.08	125,767	0.09	0.50	to	3.20	36.61	to	33.04
12/31/2019	6,309	26.34	to	20.35	160,172	0.17	0.50	to	3.20	39.35	to	35.70
12/31/2018	3,414	18.90	to	15.00	60,522	0.57	0.50	to	3.20	(0.29)	to	(2.91)
12/31/2017	2,955	18.96	to	15.45	52,194	0.41	0.50	to	3.20	28.56	to	25.20

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

36

Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

6. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the Policy, monthly charges against policy cash values are made to compensate TLIC for costs of insurance provided. A daily charge equal to an annual rate from 0.50% and 3.20% of average daily net assets is assessed to compensate TLIC for assumption of mortality and expense risks in connection with the issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

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Transamerica Life Insurance Company

WRL Series Life Account G

Notes to Financial Statements

December 31, 2021

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon N.V. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (TAM). Transamerica Fund Services, Inc. (TFS) serves as a transfer agent to TAM, and Aegon USA Asset Management Holding, LLC (AAM) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TLIC and indirect wholly owned subsidiaries of Aegon N.V. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

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